UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10335

Name of Fund: BlackRock New Jersey Municipal Income Trust (BNJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New Jersey Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 01/31/2013

Item 1 – Report to Stockholders

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Auction Market Preferred Shares (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum by its accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets for Trusts with AMPS or 45% for Trusts with VRDP Shares, VMTP Shares or RVMTP Shares. As of January 31, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BFZ	39%
BFO	23%
BBF	39%
BTT	36%
BNJ	37%
BNY	39%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Municipal Market Overview

For the Reporting Period Ended January 31, 2013

Municipal bonds delivered strong performance during the reporting period ended January 31, 2013. Market conditions remained favorable even though supply picked up considerably in 2012. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for 2012 was $373 billion, nearly 30% greater than the $288 billion issued in 2011. In the first month of 2013, issuance exceeded market expectations at $26.5 billion, which is roughly 50% higher than January 2012. It is important to note that refunding activity has accounted for a large portion of supply during this period as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with strong demand during the period as investors were starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. For the 12 months ended January 31, 2013, municipal bond fund inflows totaled $51.75 billion (according to the Investment Company Institute). Considering the extensive period of significant outflows from late 2010 through mid-2011, these robust inflows are telling of the complete turnaround in confidence and investors’ avid search for yield and income.

Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. The months of October and November, typically a period of waning demand and weaker performance, were positive for the municipal market in 2012 as supply-and-demand technicals continued to be strong going into the fourth quarter. Additionally, the perception of higher taxes given the outcome of the US Presidential election provided further support to municipal bond prices in November.

Seasonal year-end selling pressure typically results in elevated volatility in the final month of the year; however, December of 2012 was more volatile than the historical norm due to a partial unwinding of November’s rally coupled with uncertainty around the fiscal cliff (i.e., automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012). Positive performance in January 2013 was the product of renewed demand in an asset class known for its lower volatility and preservation of earnings as tax rates rise. For the month, municipal bonds significantly outperformed the US Treasury market, where yields rose on an uptick in US economic data. As the period drew to a close, municipal market participants were focused on Washington and the scheduled spending cuts as well as the upcoming tax season.

From January 31, 2012 to January 31, 2013, yields declined by 28 basis points (“bps”) to 2.86% on AAA-rated 30-year municipal bonds, but rose 14 bps to 1.82% on 10-year bonds and 8 bps to 0.79% on 5-year bonds (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep, but flattened over the 12-month time period as the spread between 2- and 30-year maturities tightened by 29 bps, while the spread widened in the 2- to 10-year range 13 bps.

The fundamental picture for municipalities continues to improve. Austerity and de-leveraging have been the general themes across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been over two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	5

Trust Summary as of January 31, 2013	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Trust returned 4.95% based on market price and 4.49% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 4.12% based on market price and 4.74% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s concentration of holdings within the 20- to 25-year maturity range contributed positively to performance, as rates declined in that segment of the municipal yield curve. Investments in the health, education, transportation and utilities sectors were strong contributors as these segments outperformed the broader tax-exempt market during the period. Positive results also came from purchases of zero-coupon bonds that Trust management had identified as undervalued. In addition, exposure to higher-quality essential service revenue bonds enhanced performance. The Trust did not, however, hold exposure to the tobacco sector, which posted exceptional gains during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2013 ($16.98)[1]	5.49%
Tax Equivalent Yield[2]	9.70%
Current Monthly Distribution per Common Share[3]	$0.0777
Current Annualized Distribution per Common Share[3]	$0.9324
Economic Leverage as of January 31, 2013[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
6	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock California Municipal Income Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.98	$16.64	2.04%	$17.52	$15.92
Net Asset Value	$16.58	$16.32	1.59%	$17.04	$16.08

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	36%	37%
Utilities	29	29
Education	10	9
Health	10	12
Transportation	9	7
State	5	5
Housing	1	1

Credit Quality Allocation1

	1/31/13	7/31/12
AAA/Aaa	9%	9%
AA/Aa	72	71
A	19	19
BBB/Baa	—	1
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Structure2

Calendar Year Ended December 31,

2013	1%
2014	1
2015	5
2016	5
2017	10
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	7

Trust Summary as of January 31, 2013	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Trust returned 1.93% based on market price and 2.13% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 3.20% based on market price and 2.79% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s positive performance was derived mainly from its coupon income component as municipal market performance during the six-month period, although positive, was less robust than it had been in the prior eighteen months. The Trust’s zero-coupon bond holdings also contributed positively due to price appreciation in this segment. Exposure to lower-quality credits boosted results given strong demand from investors seeking higher-yielding investments in the low interest rate environment. Interest rates inched higher during the period, which negatively impacted performance (bond prices fall as rates rise). Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2013 ($15.57)[1]	4.32%
Tax Equivalent Yield[2]	7.63%
Current Monthly Distribution per Common Share[3]	$0.0560
Current Annualized Distribution per Common Share[3]	$0.6720
Economic Leverage as of January 31, 2013[4]	23%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
8	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$15.57	$15.60	(0.19)%	$16.34	$15.52
Net Asset Value	$16.05	$16.05	0.00%	$16.39	$15.86

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	30%	40%
State	19	15
Utilities	18	14
Transportation	14	10
Health	12	13
Corporate	3	4
Education	2	2
Housing	2	2

Credit Quality Allocation1

	1/31/13	7/31/12
AAA/Aaa	8%	8%
AA/Aa	47	45
A	26	28
BBB/Baa	9	8
Not Rated[2]	10	11
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013 and July 31, 2012, the market value of these securities was $4,077,259, representing 4%, and $7,213,160, representing 5%, respectively, of the Trust’s long-term investments.

Call/Maturity Structure3

Calendar Year Ended December 31,

2013	23%
2014	8
2015	—
2016	—
2017	12
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	9

Trust Summary as of January 31, 2013	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Trust returned 2.84% based on market price and 4.07% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 3.22% based on market price and 4.25% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings in the health, utilities and transportation sectors contributed positively to performance for the period. Holdings of lower-quality credits in those sectors were the strongest contributors due to strong demand from investors seeking higher-yielding investments in the low interest rate environment. Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across all Puerto Rico securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2013 ($16.27)[1]	5.34%
Tax Equivalent Yield[2]	9.43%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of January 31, 2013[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
10	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.27	$16.25	0.12%	$16.75	$15.51
Net Asset Value	$16.12	$15.91	1.32%	$16.74	$15.67

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	23%	22%
Health	19	20
Utilities	16	15
Transportation	16	12
State	12	16
Education	11	12
Corporate	1	1
Housing	1	1
Tobacco	1	1

Credit Quality Allocation1

	1/31/13	7/31/12
AAA/Aaa	14%	17%
AA/Aa	54	54
A	27	23
BBB/Baa	4	5
Not Rated	1	1
[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Structure2

Calendar Year Ended December 31,

2013	—
2014	1%
2015	—
2016	1
2017	1
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	11

Trust Summary as of January 31, 2013	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2013 ($23.94)[1]	4.96%
Tax Equivalent Rate[2]	8.76%
Current Monthly Distribution per Common Share[3]	$0.0990
Current Annualized Distribution per Common Share[3]	$1.1880
Economic Leverage as of January 31, 2013[4]	36%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the Additional Information — Section 19(a) Notice for the estimated character of dividends and distributions. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
[4]	Represents RVMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
12	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	8/30/12	Change	High	Low
Market Price	$23.94	$25.00	(4.24)%	$25.49	$22.75
Net Asset Value	$23.86	$23.88	(0.08)%	$24.56	$23.69

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

1/31/13
County/City/Special District/School District	23%
Transportation	22
State	14
Health	12
Corporate	9
Utilities	8
Education	6
Housing	4
Tobacco	2

Credit Quality Allocation1

1/31/13

AAA/Aaa	1%
AA/Aa	40
A	42
BBB/Baa	9
BB/Ba	1
B	3
Not Rated	4
[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Structure2

Calendar Year Ended December 31,

2013	1%
2014	—
2015	—
2016	—
2017	2
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	13

Trust Summary as of January 31, 2013	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Trust returned 4.26% based on market price and 3.37% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 3.10% based on market price and 3.65% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings in the health, corporate-backed and housing sectors contributed positively to performance for the period. Holdings of lower-quality credits in those sectors were the strongest contributors due to strong demand from investors seeking higher-yielding investments in the low interest rate environment. Conversely, exposure to Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across all Puerto Rico securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2013 ($17.90)[1]	5.44%
Tax Equivalent Yield[2]	9.61%
Current Monthly Distribution per Common Share[3]	$0.0811
Current Annualized Distribution per Common Share[3]	$0.9732
Economic Leverage as of January 31, 2013[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The Monthly Distribution per Common Share, declared on March 1, 2013, was decreased to $0.0751 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
14	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$17.90	$17.67	1.30%	$18.60	$16.94
Net Asset Value	$16.24	$16.17	0.43%	$16.75	$15.93

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
State	28%	35%
Transportation	21	12
Health	11	12
County/City/Special District/School District	10	9
Education	10	11
Housing	9	10
Corporate	6	6
Utilities	5	5
Tobacco	—	—

Credit Quality Allocation1

	1/31/13	7/31/12
AAA/Aaa	5%	4%
AA/Aa	34	36
A	36	33
BBB/Baa	12	13
BB/Ba	4	5
B	3	3
Not Rated[2]	6	6
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013 and July 31, 2012, the market value of these securities was $8,483,135 and $8,510,074, each representing 4%, respectively, of the Trust’s long-term investments.

Call/Maturity Structure3

Calendar Year Ended December 31,

2013	12%
2014	2
2015	—
2016	2
2017	6
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	15

Trust Summary as of January 31, 2013	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six-month period ended January 31, 2013, the Trust returned 3.43% based on market price and 3.48% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 2.41% based on market price and 2.78% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its exposure to higher-yielding sectors and lower-quality bonds, which performed well due to strong demand from investors seeking higher-yielding investments in the low interest rate environment. The Trust’s exposures to transportation and education boosted returns as these sectors performed well during the period. Holdings of health and corporate-backed bonds were also strong contributors. Additionally, the Trust benefited from the roll-down effect, whereby effective maturities become shorter with the passing of the year and therefore bonds are evaluated at lower yield levels, which, in a steep yield curve environment, results in higher prices. Detracting from performance was the Trust’s long duration posture (higher sensitivity to interest rates) as municipal bond yields moved slightly higher in most maturities, while remaining unchanged or moving slightly lower in the 20- to 25-year range. Also having a negative impact on results was the Trust’s exposure to the tax-backed sector (the Trust’s most significant credit exposure), which was one of the weaker performing sectors for the period. The strongest performing sector during the period was tobacco, in which the Trust held limited exposure. Exposure to Puerto Rico debt detracted from performance as concerns about credit rating agency downgrades resulted in wider credit spreads (falling prices) for Puerto Rico municipal securities broadly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2013 ($16.82)[1]	5.35%
Tax Equivalent Yield[2]	9.45%
Current Monthly Distribution per Common Share[3]	$0.0750
Current Annualized Distribution per Common Share[3]	$0.9000
Economic Leverage as of January 31, 2013[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The Monthly Distribution per Common Share, declared on March 1, 2013, was decreased to $0.0690 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.
16	SEMI-ANNUAL REPORT	JANUARY 31, 2013

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/13	7/31/12	Change	High	Low
Market Price	$16.82	$16.73	0.54%	$17.24	$15.92
Net Asset Value	$15.62	$15.53	0.58%	$16.16	$15.30

The following charts show the sector allocation, credit quality allocation and call/maturity structure of the Trust’s long-term investments:

Sector Allocation

	1/31/13	7/31/12
County/City/Special District/School District	21%	23%
Transportation	16	19
Education	16	14
Utilities	12	12
Health	10	8
Corporate	9	9
State	9	6
Housing	6	8
Tobacco	1	1

Credit Quality Allocation1

	1/31/13		7/31/12
AAA/Aaa	13%		11%
AA/Aa	34		36
A	34		32
BBB/Baa	11		13
BB/Ba	2		1
Not Rated	6	[2]	7
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2013, the market value of these securities was $2,502,575 representing 1%, of the Trust’s long-term investments.

Call/Maturity Structure3

Calendar Year Ended December 31,

2013	15%
2014	—
2015	6
2016	4
2017	11
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	17

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 92.0%
Corporate — 0.2%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$680	$801,414
County/City/Special District/School District — 33.5%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,877,554
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.63%, 11/01/34	7,950	9,874,377
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,460,230
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	610,555
6.50%, 5/01/36	1,210	1,492,499
6.50%, 5/01/42	2,225	2,712,053
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,344,000
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II, 5.00%, 8/01/42	4,640	5,174,574
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,835,300
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	2,235	2,751,218
6.13%, 7/15/40	2,000	2,453,960
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,909,361
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	5,760	6,665,126
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	4,975	5,676,276
Modesto Irrigation District, COP, Capital Improvements, Series A:
5.75%, 10/01/29	3,000	3,462,990
5.75%, 10/01/34	180	204,953
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	7,014,900
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,360,260
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,290,300
Pittsburg Unified School District, GO, Election of 2006, Series B (AGC), 5.50%, 8/01/34	2,000	2,282,260
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	$3,000	$3,504,510
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,823,295
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	6,500	7,353,385
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/37	6,000	6,019,740
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,674,540
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,358,894
5.13%, 8/01/33	10,000	11,043,400
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	21,000	23,915,640
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,599,650
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,784,760
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,109,988
West Contra Costa Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/32	4,760	5,628,795
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	7,750	9,286,128
William S. Hart Union High School District, GO, CAB, Refunding, Series B (AGM) (a):
4.68%, 8/01/34	11,150	4,124,051
4.69%, 8/01/35	9,800	3,451,756
		177,131,278
Education — 2.8%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,736,332
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,976,100
University of California, RB, Series O, 5.38%, 5/15/34	490	579,939
University of California, Refunding RB, Series S, 5.00%, 5/15/35	3,175	3,640,233
		14,932,604

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:
ACA	American Capital Access Corp.	GO	General Obligation Bonds
AGC	Assured Guaranty Corp.	HDA	Housing Development Authority
AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
ARB	Airport Revenue Bonds	ISD	Independent School District
BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	M/F	Multi-Family
CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
CIFG	CDC IXIS Financial Guaranty	PILOT	Payment in Lieu of Taxes
COP	Certificates of Participation	Radian	Radian Financial Guaranty
EDA	Economic Development Authority	RB	Revenue Bonds
EDC	Economic Development Corp.	S/F	Single-Family
ERB	Education Revenue Bonds	SONYMA	State of New York Mortgage Agency
FHA	Federal Housing Administration	VRDN	Variable Rate Demand Notes
GARB	General Airport Revenue Bonds

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (continued)
Health — 15.9%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	$3,055	$3,275,143
6.25%, 8/01/39	3,775	4,484,851
Series A, 6.00%, 8/01/30	2,275	2,791,380
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,655	7,723,527
Catholic Healthcare West, Series J, 5.63%, 7/01/32	7,000	7,739,970
Children’s Hospital, Series A, 5.25%, 11/01/41	2,785	3,118,253
Scripps Health, Series A, 5.00%, 11/15/32	225	257,101
Scripps Health, Series A, 5.00%, 11/15/40	3,555	4,006,876
Sutter Health, Series A, 5.25%, 11/15/46	9,845	10,744,144
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,228,887
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,191,250
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,400	5,215,892
Catholic Healthcare West, Series A, 6.00%, 7/01/39	3,050	3,603,788
Providence Health, 6.50%, 10/01/18 (b)	25	32,552
Providence Health, 6.50%, 10/01/38	4,090	4,944,401
California Statewide Communities Development Authority, RB, Series A Kaiser Permanente, 5.00%, 4/01/42	7,660	8,598,733
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	2,960	3,306,734
Series E, 5.50%, 7/01/31	4,965	5,511,646
		83,775,128
State — 8.3%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,961,820
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,164,268
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,080	6,317,031
6.50%, 4/01/33	5,935	7,379,579
6.00%, 4/01/38	10,675	12,790,785
		43,613,483
Transportation — 13.0%
City of Los Angeles Department of Airports, RB, Los Angeles International Airports, Series B, 5.00%, 5/15/31	7,530	8,615,073
City of Los Angeles Department of Airports, Refunding RB:
Los Angeles International Airport, Sub-Series C, 5.25%, 5/15/38	1,455	1,630,531
Series A, 5.00%, 5/15/34	6,025	6,832,531
City of San Jose California, Refunding ARB, California Airport, Series A-1, AMT:
5.75%, 3/01/34	2,275	2,639,546
6.25%, 3/01/34	2,650	3,190,176
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	9,234,480
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,540,420
Senior Series B, 5.75%, 7/01/39	1,850	2,171,215
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,467,833
San Diego County Regional Airport Authority, RB, Senior, Series B, AMT:
5.00%, 7/01/38	3,000	3,373,170
5.00%, 7/01/43	3,220	3,602,665
Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	$6,750	$8,048,565
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,594,413
5.50%, 3/01/41	5,000	5,922,750
		68,863,368
Utilities — 18.3%
Anaheim Public Financing Authority, RB, Anaheim Electric System Distribution Facilities:
5.25%, 10/01/39	1,500	1,697,685
Series A, 5.38%, 10/01/36	7,690	9,095,501
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	5,500	5,991,425
Calleguas-Las Virgines Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	4,000	4,336,240
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series D, 5.88%, 1/01/34	2,500	2,946,375
Series E, 5.88%, 1/01/34	6,500	7,660,575
City of Los Angeles California Wastewater System, Refunding RB:
Series A, 5.00%, 6/01/39	2,000	2,236,220
Series A (NPFGC), 5.00%, 6/01/34	10,000	10,879,600
Sub-Series A, 5.00%, 6/01/32	4,000	4,631,280
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,909,919
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,948,655
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	10,344,690
Series A, 5.38%, 7/01/34	3,050	3,578,870
Los Angeles Department of Water & Power, Refunding RB, Power System:
Series A, 5.25%, 7/01/39	4,000	4,657,480
Sub-Series A-2, 5.00%, 7/01/30	2,200	2,239,116
San Diego County Water Authority, COP, Refunding, Series A (NPFGC), 5.00%, 5/01/32	1,850	1,860,046
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/34	9,520	10,944,763
Series A, 5.25%, 8/01/38	3,390	3,842,056
		96,800,496
Total Municipal Bonds in California		485,917,771

Multi-State — 1.6%
Housing — 1.6%
Centerline Equity Issuer Trust (c)(d):
7.20%, 11/15/14	3,500	3,824,695
5.75%, 5/15/15	500	543,710
6.00%, 5/15/15	1,500	1,638,510
6.00%, 5/15/19	1,000	1,188,630
6.30%, 5/15/19	1,000	1,203,920
Total Municipal Bonds in Multi-State		8,399,465
Total Municipal Bonds — 93.6%		494,317,236

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California — 69.7%
County/City/Special District/School District — 25.4%
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	$5,020	$5,657,490
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	8,000	9,148,720
Election of 2003, Series F-1, 5.00%, 8/01/33	5,000	5,736,300
Election of 2008, Series C, 5.25%, 8/01/39 (f)	12,900	15,651,699
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	20,131	25,196,077
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,627,750
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/31	10,770	11,602,736
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/30	12,499	13,921,787
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,208,120
San Diego Community College District California, GO:
Election of 2002, 5.25%, 8/01/33	10,484	12,744,331
Election of 2006 (AGM), 5.00%, 8/01/32	9,000	10,398,060
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,492,882
		134,385,952
Education — 14.1%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	10,395	12,171,818
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	14,497,678
Mount Diablo California Unified School District, GO, Election of 2002, 5.00%, 6/01/31	4,000	4,235,840
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	9,730,066
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,903,004
Series O, 5.75%, 5/15/34	12,300	14,899,769
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	13,841	16,045,203
		74,483,378
Transportation — 1.1%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,656,185
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
Utilities — 29.1%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	$7,000	$8,209,180
City of Napa California Water System, RB (AMBAC), 5.00%, 5/01/35	3,000	3,253,830
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,259,530
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	20,362,917
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	18,018,904
Water System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,245,060
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	12,761,187
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	16,508,247
Orange County Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,963,130
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	14,290	16,152,844
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	14,183,231
San Francisco City & County Public Utilities Commission, RB, Water System Improvement Project, Sub-Series A, 5.00%, 11/01/37	12,698	14,745,392
San Francisco City & County Public Utilities Commission, Refunding RB, Senior Series A, 5.00%, 11/01/35	10,625	12,236,347
		153,899,799
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 69.7%		368,425,314
Total Long-Term Investments (Cost — $766,631,279) — 163.3%		862,742,550

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	2,217,891	2,217,891
Total Short-Term Securities (Cost — $2,217,891) — 0.4%		2,217,891
Total Investments (Cost—$768,849,170) — 163.7%		864,960,441
Other Assets Less Liabilities — 0.7%		3,894,870
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.0)%		(169,255,288)
VMTP Shares, at Liquidation Value — (32.4)%		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$528,300,023

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)
Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $13,385,000.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)
(g)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF California Municipal Money Fund	7,953,278	(5,735,387)	2,217,891	$17

(h)	Represents the current yield as of report date.
•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(150)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	$19,692,188	$150,929

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$862,742,550	—	$862,742,550
Short-Term Securities	$2,217,891	—	—	2,217,891
Total	$2,217,891	$862,742,550	—	$864,960,441
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$150,929	—	—	$150,929
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$198,000	—	—	$198,000
Liabilities:
Bank overdraft	—	$(159,332)	—	(159,332)
TOB trust certificates	—	(169,154,073)	—	(169,154,073)
VMTP Shares	—	(171,300,000)	—	(171,300,000)
Total	$198,000	$(340,613,405)	—	$(340,415,405)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	21

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida — 125.8%
Corporate — 4.1%
Hillsborough County IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,191,920
Palm Beach County Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,437,960
		3,629,880
County/City/Special District/School District — 38.3%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,900,200
Broward County School Board Florida, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,382,760
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,879,080
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	6,422,607
Florida State Board of Education, GO, Refunding:
Capital Outlay, Series B, 5.00%, 6/01/20	485	594,169
Public Education, Series I, 5.00%, 6/01/18	385	394,933
Hillsborough County School Board, COP (NPFGC), 5.00%, 7/01/13 (a)	1,000	1,019,770
Miami-Dade County Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/14 (a)	1,000	1,054,930
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,719,480
Northern Palm Beach County Improvement District, Special Assessment Bonds, Refunding, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,020,820
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series A, 6.10%, 5/01/23	3,490	3,139,709
Stevens Plantation Improvement Project Dependent Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,820,932
Village Center Community Development District, RB, Sub-Series B, 6.35%, 1/01/18	2,000	2,027,020
Village Community Development District No. 5 Florida, Special Assessment Bonds, Series A, 6.00%, 5/01/13 (a)	975	995,309
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	955	756,503
		34,128,222
Education — 2.9%
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	587,580
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,154,200
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	853,136
		2,594,916
Health — 15.3%
Highlands County Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,560,118
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,639,245
Marion County Hospital District Florida, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,661,685
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/15	200	202,690
3.00%, 6/01/16	140	141,541
3.00%, 6/01/17	190	191,018
Municipal Bonds	Par (000)	Value
Florida (continued)
Health (concluded)
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center (concluded):
3.25%, 6/01/18	$195	$197,853
3.50%, 6/01/19	200	203,466
Palm Beach County Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/01/22	4,735	5,323,845
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,547,513
		13,668,974
Housing — 1.7%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae), 4.70%, 7/01/22	815	857,290
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae), 5.63%, 10/01/39	270	288,725
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	345	375,588
		1,521,603
State — 22.6%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,248,398
4.00%, 10/01/20	1,105	1,245,169
4.00%, 10/01/21	500	562,665
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 3.33%, 4/01/20 (d)	4,000	3,156,520
Series B-2 (AGM), 4.00%, 10/01/17	580	650,818
Series B-2 (AGM), 4.00%, 10/01/18	605	688,024
Series B-2 (AGM), 4.00%, 10/01/19	630	710,067
Series B-2 (AGM), 4.00%, 10/01/20	655	734,406
Florida State Board of Education, GO, Public Education, Series J (AMBAC), 5.00%, 6/01/13	6,150	6,307,870
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	1,000	1,243,590
Florida State Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,640,470
		20,187,997
Transportation — 18.1%
Broward County Florida Airport System Revenue, Refunding RB, Series P-1, AMT, 5.00%, 10/01/20	2,500	2,965,125
Broward County Florida Port Facilities Revenue, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,956,900
County of Lee Florida Transportation Facilities, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,412,787
5.00%, 10/01/22	3,000	3,210,300
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,630,819
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/20	550	664,884
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,390,115
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	940,800
		16,171,730
Utilities — 22.8%
City of Deltona Florida, RB (NPFGC), 5.00%, 10/01/23	1,095	1,126,175
City of Marco Island Florida Utility System, RB (NPFGC):
5.25%, 10/01/13 (a)	1,000	1,033,210
5.00%, 10/01/22	2,000	2,059,680
5.00%, 10/01/23	1,375	1,412,469
City of North Miami Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,434,432
County of Miami-Dade Florida Water & Sewer System, Refunding RB, System, Series B (AGM), 5.25%, 10/01/19	4,000	4,903,480

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Florida (concluded)
Utilities (concluded)
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	$510	$594,017
Florida Governmental Utility Authority, Refunding RB, Lehigh Utility (AGM), 5.00%, 10/01/20	635	750,456
Tohopekaliga Water Authority, RB, Series B (AGM):
5.00%, 10/01/22	1,975	2,036,087
5.00%, 10/01/23	1,180	1,216,497
Tohopekaliga Water Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/21	3,630	3,742,784
		20,309,287
Total Municipal Bonds in Florida		112,212,609

Guam — 0.4%
Utilities — 0.4%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	364,700

Puerto Rico — 1.8%
State — 1.8%
Commonwealth of Puerto Rico, GO, Public Improvement (AGM), 5.50%, 7/01/19	1,000	1,139,280
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	415	494,564
Total Municipal Bonds in Puerto Rico		1,633,844
Total Municipal Bonds — 128.0%		114,211,153
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Housing — 0.6%
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	$ 540	$570,920
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.6%		570,920
Total Long-Term Investments (Cost — $109,014,188) — 128.6%		114,782,073

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	57,308	57,308
Total Short-Term Securities (Cost — $57,308) — 0.1%		57,308
Total Investments (Cost — $109,071,496) — 128.7%		114,839,381
Other Assets Less Liabilities — 1.0%		879,565
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.4)%		(360,347)
AMPS, at Redemption Value — (29.3)%		(26,100,000)
Net Assets Applicable to Common Shares — 100.0%		$89,258,599

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Non-income producing security.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BFI Florida Municipal Money Fund	781,042	(781,042)	—	$1,391
FFI Institutional Tax-Exempt Fund	—	57,308	57,308	$325

(g)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$114,782,073	—	$114,782,07 3
Short-Term Securities	$57,308	—	—	57,308
Total	$57,308	$114,782,073	—	$114,839,381

[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$103	—	—	$103
Liabilities:
TOB trust certificates	—	$(360,000)	—	(360,000)
Total	$103	$(360,000)	—	$(359,897)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 2.4%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$2,000	$2,265,040
Selma IDB, RB, International Paper Company Project, 5.38%, 12/01/35	275	303,969
		2,569,009
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 6/01/46	330	289,912
Arizona — 0.5%
Arizona Board of Regents, Refunding RB, Arizona State University System, Series A, 5.00%, 6/01/42	500	572,100
California — 8.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,550,569
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,051,597
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	1,000	1,085,950
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	2,011,468
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,810,064
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,275	1,585,475
		9,095,123
Colorado — 1.6%
City & County of Denver Colorado, Refunding ARB, Series B, 5.00%, 11/15/37	450	517,185
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,095	1,253,676
		1,770,861
Florida — 1.3%
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	565	659,191
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	955	756,503
		1,415,694
Georgia — 1.8%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,913,885
Illinois — 15.6%
Chicago Illinois Board of Education, GO, Series A:
5.50%, 12/01/39	1,000	1,169,010
5.00%, 12/01/42	1,410	1,546,474
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	75	85,563
Chicago Transit Authority, RB, Sales Tax Receipts Revenue:
5.25%, 12/01/31	1,060	1,246,518
5.25%, 12/01/36	310	357,777
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	2,955	3,821,258
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	385	444,182
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	285	328,240
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	135	155,482
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,200,300
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	2,035,392
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	$1,900	$2,232,424
Metropolitan Pier & Exposition Authority, Refunding RB, Mccormick Place Project, Series B, 5.00%, 12/15/28	1,010	1,182,033
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	820,866
6.00%, 6/01/28	195	234,178
		16,859,697
Indiana — 2.4%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,647,691
Kansas — 3.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System, Sunbelt Obligated Group:
5.50%, 11/15/29	1,600	1,877,216
5.00%, 11/15/32	1,525	1,766,575
		3,643,791
Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	660	786,456
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	616,310
		1,402,766
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	715	846,660
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,631,112
Massachusetts — 1.1%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,178,990
Michigan — 3.3%
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	915	1,084,009
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,203,680
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,272,267
		3,559,956
Mississippi — 1.9%
Mississippi Development Bank, Refunding RB, Series A:
Jackson Mississippi Water & Sewer System, 5.00%, 9/01/30	1,495	1,742,392
Jackson Public School District, 5.00%, 4/01/28	280	319,259
		2,061,651
Nevada — 3.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,883,104
County of Clark Nevada, ARB, Series B, 5.75%, 7/01/42	1,825	2,126,417
		4,009,521
New Jersey — 3.7%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,265,753
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A:
5.88%, 12/15/38	1,295	1,527,168
5.50%, 6/15/41	1,000	1,162,130
		3,955,051

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 6.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	$1,000	$1,193,310
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	605	718,940
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,800,582
New York State Dormitory Authority, RB, Series B, 5.00%, 3/15/42	1,000	1,144,800
		6,857,632
North Carolina — 1.5%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	1,335	1,569,920
Ohio — 1.2%
Ohio State University, RB, Special Purpose General Receipts, Series A:
5.00%, 6/01/38	450	525,087
5.00%, 6/01/43	675	780,516
		1,305,603
Pennsylvania — 3.5%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	584,535
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,250	1,470,813
6.00%, 12/01/41	1,500	1,702,590
		3,757,938
Puerto Rico — 2.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,815,692
Texas — 16.0%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,947,654
City of Houston Texas, Refunding RB, Utility System, Series D, 5.00%, 11/15/42	1,000	1,155,660
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	1,060,978
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	638,415
Katy ISD Texas, GO, Refunding, Unlimited Tax School Building, Series A (PSF-GTD), 5.00%, 2/15/42	560	647,130
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	5	6,308
5.50%, 5/15/19 (a)	5	6,290
5.50%, 5/15/19 (a)	80	100,920
5.50%, 5/15/33	1,910	2,229,371
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	1,000	1,190,420
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,130,100
North Texas Tollway Authority System, Refunding RB, First Tier, Series B, 5.00%, 1/01/42	1,070	1,192,858
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,259,768
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,800,281
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	330	364,211
University of Texas System, Refunding RB, Financing System Series B, 5.00%, 8/15/43	1,355	1,591,854
		17,322,218
Municipal Bonds	Par (000)	Value
Utah — 2.1%
Utah Transit Authority, Refunding RB, Sales Tax Revenue, Subordinate, 5.00%, 6/15/42	$2,000	$2,260,040
Virginia — 6.2%
Fairfax County IDA, RB, Inova Health System Project, Series A, 5.00%, 5/15/40	520	591,094
Norfolk EDA, Refunding RB, Sentara Healthcare, Series B, 5.00%, 11/01/36	3,205	3,667,417
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (a)	1,000	1,319,260
Virginia Resources Authority, RB, Infrastructure, 5.00%, 11/01/42	925	1,076,941
		6,654,712
Wisconsin — 2.9%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	925	1,041,818
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc.:
Series A, 5.00%, 4/01/42	235	264,098
Series C, 5.25%, 4/01/39	1,675	1,861,746
		3,167,662
Total Municipal Bonds — 97.3%		105,134,887

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 19.9%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (c)	1,995	2,336,005
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,691,120
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (c)	2,630	3,191,005
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	3,898	4,879,082
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	450,220
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	4,214	4,934,586
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,817,045
University of California, Refunding RB, Series G, 5.00%, 5/15/37	1,000	1,159,336
		21,458,399
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (c)	1,395	1,703,230
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	1,799	2,091,395
		3,794,625
Florida — 0.5%
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00%, 7/01/42	490	551,446
Illinois — 4.0%
City of Chicago Illinois, Refunding RB, Second Lien Water Project, 5.00%, 11/01/42	760	859,116
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,463,096
		4,322,212
Massachusetts — 1.6%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	1,490	1,718,000

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Nevada — 5.0%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	$2,500	$3,020,875
Series B, 5.50%, 7/01/29	1,994	2,436,382
		5,457,257
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (c)	1,094	1,288,129
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	2,000	2,269,720
Series B, 5.25%, 6/15/36	1,640	1,879,965
		4,149,685
New York — 13.7%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,681,156
New York City Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 6/15/45	1,500	1,708,728
Series FF-2, 5.50%, 6/15/40	1,994	2,354,185
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,683,307
New York City Transitional Finance Authority, RB, Second Sub-Series E-1, 5.00%, 2/01/42	860	988,001
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	2,205	2,536,906
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	1,300	1,542,294
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	2,000	2,338,820
		14,833,397
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	1,560	1,751,240
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Senior Series C, 5.25%, 8/01/40	$880	$957,299
Texas — 6.3%
City of San Antonio Texas, Refunding RB, Electric & Gas Systems, Series A, 5.25%, 2/01/31 (c)	2,025	2,411,200
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,242,525
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	1,005	1,150,856
		6,804,581
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,036,257
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,380	1,605,832
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 64.5%		69,728,359
Total Long-Term Investments (Cost — $154,686,037) — 161.8%		174,863,246

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	975,638	975,638
Total Short-Term Securities (Cost — $975,638) — 0.9%		975,638
Total Investments (Cost — $155,661,675) — 162.7%		175,838,884
Other Assets Less Liabilities — 1.5%		1,631,509
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.6)%		(35,212,612)
VRDP Shares, at Liquidation Value — (31.6)%		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$108,057,781

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements is $5,653,992

(d)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
FFI Institutional Tax-Exempt Fund	1,631,769	(656,131)	975,638	$119

(e)	Represents the current yield as of report date.
•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	27

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$174,863,246	—	$174,863,246
Short-Term Securities	$975,638	—	—	975,638
Total	$975,638	$174,863,246	—	$175,838,884

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(35,195,790)	—	$(35,195,790)
VRDP Shares	—	(34,200,000)	—	(34,200,000)
Total	—	$(69,395,790)	—	$(69,395,790)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.5%
Phenix City Industrial Development Board, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$5,744,934
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	2,500	2,503,125
		8,248,059
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	10,275	10,311,990
Arizona — 3.0%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, Sub-Series A:
4.00%, 7/01/30	10,000	10,874,800
5.00%, 7/01/30	27,740	33,064,138
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/34	6,340	6,895,194
		50,834,132
California — 14.8%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Odd Fellows Home California, Series A, 5.00%, 4/01/32	4,500	5,089,500
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub Lien, Series A (AMBAC), 4.93%, 10/01/30 (a)	10,530	4,454,085
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A (b):
4.00%, 3/01/27	4,270	4,479,614
4.00%, 3/01/28	8,490	8,811,262
4.00%, 3/01/33	50,000	51,082,500
California HFA, RB, S/F Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,037,200
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30	18,845	20,112,703
California State Public Works Board, RB:
Series D, 5.00%, 9/01/28	5,090	5,827,337
Series D, 5.00%, 9/01/29	5,350	6,114,087
Series D, 5.00%, 9/01/30	2,620	2,989,551
Series D, 5.00%, 9/01/31	2,905	3,304,525
Series D, 5.00%, 9/01/32	6,060	6,884,342
Series D, 5.00%, 9/01/33	3,530	4,007,079
Series E, 5.00%, 9/01/28	2,240	2,564,486
Series E, 5.00%, 9/01/29	2,355	2,691,341
Series E, 5.00%, 9/01/30	2,475	2,824,099
Series E, 5.00%, 9/01/31	2,600	2,957,578
Series E, 5.00%, 9/01/32	2,280	2,590,148
Series E, 5.00%, 9/01/33	2,870	3,257,881
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A (b):
5.00%, 10/01/23	500	578,130
5.00%, 10/01/28	650	718,114
5.00%, 10/01/33	1,000	1,084,480
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	562,815
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	1,109,650
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,673,525
Corona-Norco Unified School District, Special Tax Bonds, Senior Lien, Series A, 5.00%, 9/01/32	1,250	1,378,525
Municipal Bonds	Par (000)	Value
California (concluded)
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
3.83%, 8/01/30	$9,090	$4,679,805
3.92%, 8/01/31	12,465	6,078,433
3.99%, 8/01/32	17,435	8,069,441
Grossmont Union High School District, GO, CAB, Election of 2004, 4.55%, 8/01/32 (a)	29,015	12,067,338
Los Angeles County Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,857,325
5.00%, 8/01/31	3,000	3,407,760
5.00%, 8/01/32	3,000	3,397,320
5.00%, 8/01/33	2,500	2,831,100
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFUEL Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,423,900
5.00%, 1/01/32	4,110	4,548,742
Poway Unified School District, GO, Election of 2008, Series A (a):
3.91%, 8/01/27	10,000	5,703,600
4.20%, 8/01/30	10,000	4,831,700
4.49%, 8/01/32	12,500	5,258,625
Poway Unified School District Public Financing Authority, Special Tax Bonds, Refunding (b):
5.00%, 9/15/26	935	1,058,495
5.00%, 9/15/29	1,205	1,344,876
5.00%, 9/15/32	1,000	1,103,120
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,117,800
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Refunding, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,071,860
5.00%, 8/01/29	1,300	1,389,193
5.00%, 8/01/33	1,335	1,413,658
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,166,390
5.00%, 9/01/31	1,000	1,162,770
5.00%, 9/01/32	1,000	1,155,560
		248,323,368
Colorado — 8.3%
Colorado Health Facilities Authority, Refunding RB, Covenant Retirement Communities, Series A:
4.50%, 12/01/33	4,595	4,640,536
5.00%, 12/01/33	3,000	3,206,520
Commerce City, Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM) (b):
5.00%, 12/01/26	2,770	3,277,741
5.00%, 12/01/28	1,560	1,828,273
5.00%, 12/01/29	1,070	1,252,018
5.00%, 12/01/31	500	577,220
5.00%, 12/01/32	800	912,656
Denver West Metropolitan District, GO, Refunding, Series A (AGM), 4.00%, 12/01/32	6,250	6,586,125
Plaza Metropolitan District No 1, Tax Allocation Bonds, Refunding:
4.00%, 12/01/23	1,000	1,007,250
4.10%, 12/01/24	5,080	5,096,104
4.20%, 12/01/25	5,280	5,309,357
4.50%, 12/01/30	4,305	4,345,682

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	29

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Colorado (concluded)
Regional Transportation District, RB, Fastracks Project, Series A:
5.00%, 11/01/29	$28,960	$35,049,709
5.00%, 11/01/31	47,075	56,478,702
5.00%, 11/01/32	4,595	5,495,482
University of Colorado Hospital Authority, RB, Series A, 5.00%, 11/15/27	4,000	4,677,760
		139,741,135
Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, Housing Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	13,270	13,330,909
Florida — 10.8%
City of Jacksonville, Refunding RB, Series C:
5.00%, 10/01/25	2,000	2,423,120
5.00%, 10/01/27	4,000	4,779,880
5.00%, 10/01/28	4,720	5,598,298
4.00%, 10/01/30	6,965	7,533,344
5.00%, 10/01/31	2,000	2,357,320
5.00%, 10/01/32	1,250	1,465,250
City of North Miami Beach, Refunding RB:
4.00%, 8/01/27	3,325	3,594,657
5.00%, 8/01/29	3,650	4,233,197
5.00%, 8/01/30	4,020	4,640,809
5.00%, 8/01/31	4,235	4,873,934
5.00%, 8/01/32	4,445	5,080,324
City of Tampa Florida, Refunding RB, H Lee Moffitt Cancer Center Project, Series A, 4.00%, 9/01/33	10,000	10,175,200
Hillsborough County IDA, RB, National Gypsum Co., Series A, AMT, 7.13%, 4/01/30	7,300	7,307,373
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/29	4,685	4,926,465
4.50%, 11/01/30	2,895	3,029,820
4.50%, 11/01/31	3,200	3,349,024
4.50%, 11/01/32	2,300	2,391,977
4.50%, 11/01/33	2,080	2,152,966
Miami-Dade County, Refunding RB, Sub-Series B, 5.00%, 10/01/32	10,000	11,308,400
Miami-Dade County Educational Facilities Authority, RB, University Of Miami, Series A:
5.00%, 4/01/28	1,000	1,161,720
5.00%, 4/01/29	1,650	1,905,948
5.00%, 4/01/30	1,695	1,948,402
4.00%, 4/01/31	2,930	3,077,350
4.00%, 4/01/32	1,000	1,047,660
Palm Beach County Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	5,000	5,749,750
State County Johns FL Water & Sewer Revenue, Refunding RB, CAB, Series B (a)(b):
3.39%, 6/01/25	2,155	1,435,058
3.46%, 6/01/26	2,655	1,683,084
3.53%, 6/01/27	3,095	1,878,541
3.67%, 6/01/28	3,795	2,167,666
3.78%, 6/01/29	3,795	2,063,911
3.87%, 6/01/30	2,000	1,028,120
3.96%, 6/01/31	1,295	630,121
4.00%, 6/01/32	1,295	602,188
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A:
5.00%, 7/01/27	2,500	2,936,600
5.00%, 7/01/28	2,500	2,918,625
4.00%, 7/01/29	6,000	6,292,800
4.00%, 7/01/30	6,395	6,665,125
5.00%, 7/01/31	7,520	8,665,672
5.00%, 7/01/32	8,405	9,619,102
Municipal Bonds	Par (000)	Value
Florida (concluded)
Village Community Development District No 1, Special Assessment Bonds, Sumpter County:
4.50%, 5/01/23	$3,875	$3,843,380
5.00%, 5/01/32	6,000	5,926,500
Village Community Development District No 5, Special Assessment Bonds, Phase I (b):
3.50%, 5/01/28	2,165	2,137,180
3.50%, 5/01/28	4,160	4,106,544
4.00%, 5/01/33	1,250	1,254,112
4.00%, 5/01/34	2,640	2,648,686
Village Community Development District No 6, Special Assessment Bonds, 4.00%, 5/01/29 (b)	6,595	6,707,049
		181,322,252
Guam — 0.7%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/30	10,000	11,273,200
Hawaii — 2.3%
State of Hawaii, GO, Series EE:
5.00%, 11/01/27	6,000	7,367,520
5.00%, 11/01/28	7,000	8,566,740
5.00%, 11/01/29	6,000	7,307,940
3.00%, 11/01/30	15,285	15,159,663
		38,401,863
Idaho — 0.6%
Idaho Housing and Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,606,200
Illinois — 6.6%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	10,000	11,164,500
City of Chicago Illinois, GO, CAB (NPFGC), 4.06%, 1/01/27 (a)	5,000	2,857,900
City of Chicago Illinois, Refunding RB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,151,250
4.00%, 1/01/29	28,425	28,971,613
Cook County, GO, Refunding, Series C:
4.00%, 11/15/29	19,750	21,171,210
5.00%, 11/15/29	21,500	25,083,405
5.00%, 11/15/33	3,000	3,472,470
Illinois Finance Authority, Refunding RB, Lutheran Home & Services Obligated Group:
5.00%, 5/15/22	4,835	5,084,051
5.50%, 5/15/27	4,350	4,622,614
5.50%, 5/15/30	3,400	3,563,438
		111,142,451
Indiana — 3.3%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A,
4.00%, 8/01/30	9,345	10,032,512
4.00%, 8/01/33	8,500	9,060,405
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	23,960,892
Earlham College Project, 5.00%, 10/01/32	11,255	12,941,336
		55,995,145
Louisiana — 2.0%
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/26	5,000	5,881,500
5.00%, 7/01/27	3,770	4,414,406
5.00%, 7/01/28	4,420	5,141,211
5.00%, 7/01/29	3,000	3,469,320
5.00%, 7/01/30	5,000	5,753,500

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A (concluded):
5.00%, 7/01/31	$5,105	$5,874,324
5.00%, 7/01/32	3,000	3,440,700
		33,974,961
Maine — 1.3%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,420,638
5.00%, 7/01/26	1,000	1,127,640
5.00%, 7/01/27	1,000	1,121,610
3.75%, 7/01/28	1,000	989,580
5.00%, 7/01/33	5,000	5,525,600
Maine State Housing Authority, Refunding RB, Series B, AMT, 3.45%, 11/15/32 (b)	12,000	12,059,160
		22,244,228
Massachusetts — 3.3%
Massachusetts HFA, Refunding RB, S/F Housing, Series 160, AMT, 4.00%, 12/01/32	1,000	1,013,190
Massachusetts School Building Authority, Refunding RB, Series B, 5.00%, 8/15/29	44,705	54,476,619
		55,489,809
Michigan — 0.6%
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series 2008-C, 4.00%, 12/01/32	9,195	9,506,159
Minnesota — 1.0%
State of Minnesota, Refunding RB, General Fund Appropriation, Series B:
5.00%, 3/01/29	6,060	7,289,574
3.00%, 3/01/30	10,000	9,828,800
		17,118,374
Nebraska — 1.4%
Central Plains Energy Project, RB, Project No. 3:
5.00%, 9/01/27	7,010	7,903,284
5.00%, 9/01/32	14,500	16,222,020
		24,125,304
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A (b):
5.00%, 10/01/26	1,075	1,245,603
5.00%, 10/01/27	1,180	1,361,720
4.00%, 10/01/33	3,500	3,593,135
		6,200,458
New Jersey — 15.9%
New Jersey Economic Development Authority, Refunding RB:
4.25%, 6/15/27	16,500	17,455,350
School Facilities Construction, 5.00%, 3/01/30	74,000	86,232,940
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.25%, 9/15/29	12,230	12,463,226
7.20%, 11/15/30 (c)	10,100	10,137,875
New Jersey EDA, Refunding RB:
5.00%, 6/15/26	10,610	12,094,763
Cigarette Tax, 5.00%, 6/15/25	15,000	17,191,800
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,384,202
New Jersey Health Care Facilities Financing Authority, Refunding RB, Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,182,460
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation Systems:
Series A, 4.07%, 12/15/28 (a)	$36,000	$18,991,800
Series A, 4.13%, 12/15/29 (a)	18,000	9,030,780
Series AA, 4.00%, 6/15/29	12,625	13,585,258
Series AA, 4.00%, 6/15/30	22,315	23,862,099
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,902,750
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1-A:
4.50%, 6/01/23	9,895	9,870,164
4.63%, 6/01/26	22,460	21,794,959
		268,180,426
New York — 7.5%
Housing Development Corp., RB, Series K-1:
3.40%, 11/01/30	8,070	8,005,924
3.50%, 11/01/32	5,865	5,806,936
Housing Development Corp., Refunding RB, Series L-1:
3.40%, 11/01/30	1,580	1,567,455
3.50%, 11/01/32	1,160	1,148,516
Metropolitan Transportation Authority, Refunding RB:
Series A, 4.00%, 11/15/31	12,300	13,347,099
Series F, 5.00%, 11/15/30	38,000	44,403,760
New York State HFA, RB, Affordable Housing (SONYMA):
Series E, 3.00%, 11/01/30	5,225	5,091,083
Series F, 3.05%, 11/01/27	4,020	4,015,136
Series F, 3.45%, 11/01/32	5,235	5,284,471
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series B, 4.00%, 11/01/24	3,000	3,078,210
Onondaga Civic Development Corp., RB, Saint Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	9,215	9,085,529
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (a):
3.47%, 11/15/29	17,810	9,996,041
3.55%, 11/15/30	25,215	13,485,991
3.67%, 11/15/31	5,000	2,524,250
		126,840,401
North Carolina — 2.1%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airway, Inc. Project, AMT, 5.60%, 7/01/27	10,000	9,853,800
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke Energy Carolinas, 4.38%, 10/01/31	11,565	12,449,376
Solid Waste Disposal, Duke Energy Carolinas Project, Series B, 4.38%, 10/01/31	10,000	10,764,700
North Carolina Medical Care Commission, RB, Mission Health Combined Group, 4.63%, 10/01/30	2,000	2,166,680
		35,234,556
North Dakota — 0.2%
North Dakota HFA, RB, Series A, 3.60%, 7/01/32	2,945	2,984,934
Ohio — 2.5%
Ohio State University, RB, General Receipts Special Purpose, Series A:
4.00%, 6/01/29	4,000	4,367,880
4.00%, 6/01/30	9,670	10,487,598
4.00%, 6/01/31	14,220	15,356,747
4.00%, 6/01/32	10,285	11,060,078
		41,272,303

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Oklahoma — 0.2%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	$1,050	$1,119,762
5.00%, 4/01/29	1,500	1,543,245
5.00%, 4/01/33	1,050	1,066,139
		3,729,146
Oregon — 2.3%
Oregon Health & Science University, Refunding RB, Series E:
4.00%, 7/01/29	12,000	12,835,440
5.00%, 7/01/30	5,350	6,198,189
4.00%, 7/01/31	15,305	16,254,981
5.00%, 7/01/32	2,250	2,612,723
		37,901,333
Pennsylvania — 10.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,509,982
5.00%, 5/01/28	5,000	5,538,000
5.00%, 5/01/29	3,745	4,132,495
5.00%, 5/01/30	5,300	5,843,992
Commonwealth Financing Authority, RB:
Series A-2, 5.00%, 6/01/31	7,505	8,698,820
Series B, 5.00%, 6/01/30	7,360	8,550,259
Series B, 5.00%, 6/01/31	7,730	8,959,611
Series B, 5.00%, 6/01/32	8,115	9,377,288
Cumberland County Municipal Authority, Refunding RB, Asbury Pennsylvania Obligation Group:
5.00%, 1/01/22	750	793,073
5.25%, 1/01/27	1,275	1,335,958
5.25%, 1/01/32	2,000	2,074,120
Lehigh County, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	28,518,826
Montgomery County Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligation Group, 5.00%, 6/01/31	5,000	5,660,650
Montgomery County Industrial Development Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,810,050
Pennsylvania Economic Development Financing Authority, RB, AMT, National Gypsum Co.:
Series A, 6.25%, 11/01/27	6,520	6,519,348
Series B, 6.13%, 11/01/27	3,000	2,975,250
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	3,000	3,319,530
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	3,009,480
Pennsylvania Housing Finance Agency, RB, Series 114, AMT:
3.05%, 10/01/27	1,000	998,800
3.30%, 10/01/32	20,500	20,178,150
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,714,643
5.00%, 4/01/28	8,000	9,054,320
5.00%, 4/01/29	6,000	6,755,400
5.00%, 4/01/30	5,500	6,169,405
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/29	11,345	13,447,909
		176,945,359
Municipal Bonds	Par (000)	Value
South Carolina — 0.4%
South Carolina Jobs-EDA, Refunding RB, Bon Secours Health System, Inc., 5.00%, 11/01/29	$6,000	$6,762,540
Texas — 9.5%
City of Austin,Texas, Refunding RB, Electric Utility System Revenue, Series A:
4.00%, 11/15/28	2,850	3,125,595
4.00%, 11/15/29	3,840	4,170,317
4.00%, 11/15/30	10,235	11,043,156
4.00%, 11/15/31	10,645	11,429,536
4.00%, 11/15/32	11,060	11,851,011
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	1,044,687
3.95%, 12/01/32	1,800	1,801,386
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	5,750	6,263,475
Lower Colorado River Authority, Refunding RB, Series B, 5.00%, 5/15/29	4,770	5,563,442
Matagorda County Navigation District No 1 Texas, Refunding RB (AMBAC):
Series A, 4.40%, 5/01/30	30,730	32,382,967
Series B, AMT, 4.55%, 5/01/30	10,000	10,366,000
Midland County Fresh Water Supply District No 1, RB, City of Midland Project, Series A, 5.00%, 9/15/31	2,435	2,895,361
Midland County Fresh Water Supply District No 1, RB, CAB, City of Midland Project, Series A (a):
3.96%, 9/15/31	6,235	3,005,831
4.18%, 9/15/32	15,135	6,724,934
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	1,000	1,017,760
5.50%, 1/01/32	1,000	1,036,300
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,562,580
5.00%, 12/15/31	14,000	15,192,660
5.00%, 12/15/32	11,000	11,908,050
		160,385,048
US Virgin Islands — 0.7%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note, Series A, 5.00%, 10/01/32	10,000	10,979,700
Vermont — 0.2%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,534,640
Virginia — 4.8%
Dullles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 4.25%, 3/01/26	500	495,035
Fairfax County EDA, RB, Vinson Hall Llc, Series A:
4.00%, 12/01/22	505	505,384
4.50%, 12/01/32	2,840	2,767,069
5.00%, 12/01/32	2,000	2,046,940
Fairfax County IDA, Refunding RB, Inova Health System, Series D:
5.00%, 5/15/27	9,025	10,622,605
5.00%, 5/15/28	8,000	9,359,120
4.00%, 5/15/29	8,575	9,150,554
Hanover County EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	2,939,550
4.50%, 7/01/32	1,100	1,063,975
Henrico County EDA, Refunding RB, Bon Secours Health System, 5.00%, 11/01/30	3,400	3,812,080

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Norfolk EDA, Refunding RB, Bon Secours Health System, Inc.:
5.00%, 11/01/28	$5,000	$5,690,050
5.00%, 11/01/29	5,000	5,648,700
Virginia Housing Development Authority, RB, Sub-Series C-2, 3.00%, 4/01/31	23,200	22,980,992
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,097,915
		81,179,969
Washington — 0.7%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,050,615
3.75%, 9/01/19	1,060	1,090,528
4.13%, 9/01/21	1,145	1,179,625
4.50%, 9/01/22	1,000	1,046,750
5.00%, 9/01/27	1,000	1,062,550
5.25%, 9/01/32	1,000	1,059,420
Port of Seattle Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,040,500
		11,529,988
Wisconsin — 0.4%
Public Finance Authority, Refunding RB, Airport Facilities, Senior Series B, AMT, 5.25%, 7/01/28	2,250	2,452,208
Wisconsin Health & Educational Facilities Authority, Refunding RB, Marquette University, 4.00%, 10/01/32	4,520	4,756,938
		7,209,146
Total Municipal Bonds — 120.2%		2,021,859,486

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 7.7%
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A:
4.00%, 10/01/29	15,800	16,984,134
4.00%, 10/01/30	16,425	17,655,975
4.00%, 10/01/31	17,080	18,360,064
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT:
5.00%, 5/01/29	6,685	7,269,507
4.50%, 5/01/30	32,220	35,037,175
5.00%, 5/01/31	10,675	11,608,375
4.50%, 5/01/32	21,355	23,222,188
		130,137,418
Colorado — 7.4%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A:
4.25%, 11/15/30	35,210	37,612,819
4.00%, 11/15/31	37,875	39,849,021
4.25%, 11/15/31	8,085	8,636,741
4.25%, 11/15/32	2,230	2,382,181
AMT, 4.25%, 11/15/29	33,820	36,127,961
		124,608,723
Florida — 5.9%
County of Broward Florida, ARB, Series Q-1:
4.00%, 10/01/29	17,200	17,957,436
4.00%, 10/01/30	18,095	18,891,850
4.00%, 10/01/31	18,820	19,648,776
4.00%, 10/01/32	19,575	20,437,024
4.00%, 10/01/33	20,355	21,251,373
		98,186,459
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois — 2.6%
City of Chicago Illinois, RB, Second Lien, Wastewater Transmission Project:
4.00%, 1/01/31	$10,375	$10,809,583
4.00%, 1/01/32	10,790	11,241,966
4.00%, 1/01/33	11,220	11,689,978
4.00%, 1/01/35	9,135	9,517,642
		43,259,169
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics, Series SUI:
4.00%, 9/01/28	3,375	3,556,457
4.00%, 9/01/29	6,525	6,875,816
4.00%, 9/01/30	6,325	6,665,064
4.00%, 9/01/31	8,650	9,115,067
4.00%, 9/01/32	7,750	8,166,679
4.00%, 9/01/33	9,375	9,879,047
		44,258,130
New Hampshire — 1.2%
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/31	3,665	3,838,603
4.00%, 8/01/32	2,290	2,398,473
4.00%, 8/01/33	4,350	4,556,050
4.00%, 8/01/34	4,035	4,226,129
4.00%, 8/01/35	4,745	4,969,761
		19,989,016
Texas — 10.5%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	15,720,261
4.00%, 9/15/31	19,475	20,410,139
4.00%, 9/15/32	18,075	18,942,915
4.00%, 9/15/33	11,000	11,528,192
4.00%, 9/15/34	11,885	12,455,687
4.00%, 9/15/35	4,500	4,716,078
County of Harris Texas, Refunding RB, Senior Lien Toll Road, Series C, 4.00%, 8/15/33	12,325	13,129,926
Dallas/Fort Worth Texas International Airport, Refunding RB, AMT:
Series E, 4.00%, 11/01/32	6,915	7,519,573
Series E, 4.13%, 11/01/35	10,435	11,347,325
Series F, 5.00%, 11/01/29	12,820	13,940,844
Series F, 5.00%, 11/01/30	15,565	16,925,837
Series F, 5.00%, 11/01/31	10,000	10,874,293
Series F, 5.00%, 11/01/32	17,170	18,671,161
		176,182,231
Washington — 1.1%
State of Washington, COP, State and Local Agency Real and Personal Property:
4.00%, 7/01/29	4,105	4,383,840
4.00%, 7/01/30	4,290	4,581,406
4.00%, 7/01/31	4,470	4,773,633
4.00%, 7/01/32	4,590	4,901,784
		18,640,663
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.0%		655,261,809
Total Long-Term Investments (Cost — $2,663,399,515) — 159.2%		2,677,121,295

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)
Short-Term Securities	Par (000)	Value
Michigan — 0.4%
Michigan State HDA, Refunding RB, VRDN, AMT (JPMorgan Chase Bank LOC), Series A, 0.15%, 2/01/13 (e)	$6,900	$6,900,000
New York — 2.0%
New York City Municipal Water Finance Authority, Refunding RB, VRDN (Mizuho Corporate Bank LOC), 0.11%, 2/01/13 (e )	34,000	34,000,000
Pennsylvania — 3.9%
Pennsylvania HFA, RB, VRDN, S/F Housing, AMT (JPMorgan Chase Bank LOC) (e):
Series 98C, 0.14%, 2/01/13	28,955	28,955,000
Series 100C, 0.14%, 2/01/13	21,825	21,825,000
Pennsylvania HFA, Refunding RB, VRDN, S/F Housing, Series 99C, AMT (JPMorgan Chase Bank LOC), 0.14%, 2/01/13 (e)	15,000	15,000,000
		65,780,000
Short-Term Securities	Par (000)	Value
Texas — 0.6%
State of Texas, RB, VRDN, Tax and Revenue Anticipation Notes (JPMorgan Chase Bank Liquidity Facility), 0.12%, 2/01/13 (e)	$9,700	$9,700,000

	Shares
Money Market Fund — 0.0%
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	81,831	81,831
Total Short-Term Securities (Cost — $116,461,831) — 6.9%		116,461,831
Total Investments (Cost—$2,779,861,346) — 166.1%		2,793,583,126
Liabilities in Excess of Other Assets — (8.9)%		(148,596,965)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.5)%		(462,672,238)
RVMTP Shares, at Liquidation Value — (29.7)%		(500,000,000)
Net Assets Applicable to Common Shares — 100.0%		$1,682,313,923

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Wells Fargo & Co.	$64,373,376	$(821,297)
Pershing LLC	$2,380,724	$(8,435)
D.A. Davidson & Co.	$7,847,908	$102,671
Bank of America Corp.	$12,059,160	$59,160
Royal Bank of Canada	$6,200,458	$(24,783)
Stifel, Nicolaus & Co.	$3,506,491	$(15,243)
Royal Bank of Canada	$11,488,689	$(6,601)
Citigroup, Inc.	$16,853,571	$101,308

(c)	Variable rate security. Rate shown is as of report date.
(d)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
FFI Institutional Tax-Exempt Fund	—	81,831	81,831	$946

(g)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,677,121,295	—	$2,677,121,295
Short-Term Securities	$81,831	116,380,000	—	116,461,831
Total	$81,831	$2,793,501,295	—	$2,793,583,126
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(462,594,948)	—	$(462,594,948)
RVMTP Shares	—	(500,000,000)	—	(500,000,000)
Total	—	$(962,594,948)	—	$(962,594,948)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	35

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey — 123.3%
Corporate — 9.2%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$133,247
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT (c):
7.00%, 11/15/30	3,450	3,462,903
7.20%, 11/15/30	2,000	2,007,500
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,680,615
Series B, 5.60%, 11/01/34	1,275	1,452,952
Salem County Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,664,888
		11,402,105
County/City/Special District/School District — 15.2%
Bergen County New Jersey Improvement Authority, Refunding RB, Fair Lawn Community Center, Inc. Project, 5.00%, 9/15/34	785	937,808
City of Margate City New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,253,327
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/34	1,075	1,160,054
5.00%, 7/01/35	175	188,024
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,908,648
5.50%, 10/01/29	2,630	3,499,609
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,233,060
5.38%, 1/01/44	2,400	2,680,656
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,600	2,614,326
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/28	305	353,147
5.00%, 11/01/29	305	352,315
Union County Improvement Authority, RB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,515	1,727,873
		18,908,847
Education — 14.6%
New Jersey EDA, RB:
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,681,695
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,744,844
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	580	654,959
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,567,923
Georgian Court University, Series D, 5.00%, 7/01/33	250	264,795
Kean University, Series A, 5.50%, 9/01/36	2,060	2,366,858
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	745,298
Ramapo College, Series B, 5.00%, 7/01/42	265	300,743
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	1,450	1,817,082
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	$2,055	$2,321,903
Series 1A, 5.00%, 12/01/25	530	585,443
Series 1A, 5.00%, 12/01/26	345	379,738
Series 1A, 5.25%, 12/01/32	500	554,670
New Jersey Institute of Technology, RB, GO, Series A, 5.00%, 7/01/42	970	1,110,117
		18,096,068
Health — 17.1%
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	500	506,885
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	861,250
Masonic Charity Foundation Project, 5.50%, 6/01/31	875	880,758
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,153,032
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,867,829
New Jersey Health Care Facilities Financing Authority, RB (AGC):
Meridian Health, Series I, 5.00%, 7/01/38	740	794,693
Virtua Health, 5.50%, 7/01/38	1,250	1,394,813
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,118,412
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,288,882
Barnabas Health, Series A, 5.00%, 7/01/25	140	162,071
Barnabas Health, Series A, 5.63%, 7/01/32	580	657,407
Barnabas Health, Series A, 5.63%, 7/01/37	1,605	1,813,024
Kennedy Health System, 5.00%, 7/01/42	500	550,855
Meridian Health System Obligated Group Issue, 5.00%, 7/01/26	970	1,110,543
Robert Wood Johnson, 5.00%, 7/01/31	500	550,870
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,708,014
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,750	1,844,588
		21,263,926
Housing — 10.9%
Middlesex County Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,401,652
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,325	4,330,103
New Jersey State Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.55%, 11/01/43	1,540	1,600,768
S/F Housing, Series CC, 5.00%, 10/01/34	1,445	1,563,389
S/F Housing, Series X, AMT, 4.85%, 4/01/16	995	1,021,278
Series A, 4.75%, 11/01/29	1,185	1,266,694
Series AA, 6.38%, 10/01/28	1,055	1,137,417
Series AA, 6.50%, 10/01/38	1,190	1,248,358
		13,569,659
State — 28.4%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 2.99%, 11/01/26 (d)	6,000	3,989,520
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,935,200
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,686,976

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series KK, 5.00%, 3/01/35	$1,000	$1,146,640
School Facilities Construction, Series KK, 5.00%, 3/01/38	785	893,856
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,496,440
New Jersey EDA, Refunding RB:
5.00%, 6/15/26	810	923,351
(AGM), 5.00%, 6/15/22	2,940	3,480,490
Cigarette Tax, 5.00%, 6/15/29	1,000	1,116,390
School Facilities Construction, Series GG, 5.25%, 9/01/26	3,500	4,136,650
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,002,150
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,573,532
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	2,000	2,263,020
5.25%, 6/15/28	600	677,382
		35,321,597
Transportation — 25.2%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	800	893,424
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	1,970	2,210,892
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 1/01/35	620	711,140
Series B, 5.00%, 1/01/30	1,415	1,656,158
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 4.33%, 12/15/32 (d)	4,000	1,707,480
Series A, 6.00%, 6/15/35	4,135	5,092,004
Series A, 5.88%, 12/15/38	1,770	2,087,326
Series A, 6.00%, 12/15/38	945	1,127,640
Series A, 5.50%, 6/15/41	2,000	2,324,260
Series A (AGC), 5.50%, 12/15/38	1,000	1,158,960
Series B, 5.00%, 6/15/42	1,320	1,465,596
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,002,220
Series 8, 6.00%, 12/01/42	1,430	1,699,955
Port Authority of New York & New Jersey, Refunding RB, Consolidated 152nd Series, AMT, 5.75%, 11/01/30	1,750	2,039,748
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/27	1,000	1,162,710
		31,339,513
Utilities — 2.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 4.24%, 9/01/33 (d)	2,000	843,280
Union County Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,508,096
		3,351,376
Total Municipal Bonds in New Jersey		153,253,091
Municipal Bonds	Par (000)	Value
Puerto Rico — 12.2%
Housing — 3.4%
Puerto Rico Housing Finance Authority, RB, Mortgage-Backed Securities, Series B, AMT (Ginnie Mae), 5.30%, 12/01/28	$2,095	$2,097,744
Puerto Rico Housing Finance Authority, Refunding RB, Mortgage-Backed Securities, Series A (Ginnie Mae), 5.20%, 12/01/33	2,095	2,098,415
		4,196,159
State — 8.8%
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC), 5.45%, 7/01/17 (e)	2,665	3,180,571
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	3,075	3,323,706
6.00%, 8/01/42	2,250	2,475,607
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub, Series C, 6.00%, 8/01/39	1,740	1,937,351
		10,917,235
Total Municipal Bonds in Puerto Rico		15,113,394
Total Municipal Bonds — 135.5%		168,366,485

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 21.1%
Education — 1.3%
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	1,499	1,664,390
State — 5.5%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	3,000	3,578,010
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 3/01/29	2,788	3,257,042
		6,835,052
Transportation — 9.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	2,000	2,269,720
Series B, 5.25%, 6/15/36	2,500	2,865,800
Port Authority of New York & New Jersey, RB, Consolidated, 152nd Series, AMT, 5.00%, 10/15/41	3,495	3,922,683
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, 5.25%, 11/01/35	2,039	2,253,231
		11,311,434
Utilities — 5.2%
Union County Utilities Authority, Refunding LRB, New Jersey Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,389,662
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New Jersey		26,200,538

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	1,180	1,283,651
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.2%		27,484,189
Total Long-Term Investments (Cost — $180,115,200) — 157.7%		195,850,674

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	37

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	670,723	$670,723
Total Short-Term Securities (Cost — $670,723) — 0.5%		670,723
Total Investments (Cost—$180,785,923) — 158.2%		196,521,397
Other Assets Less Liabilities — 1.0%		1,212,167
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.6)%		(14,371,615)
VMTP Shares, at Liquidation Value — (47.6)%		(59,100,000)
Net Assets Applicable to Common Shares — 100.0%		$124,261,949

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(b)	Non-income producing security.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF New Jersey Municipal Money Fund	2,329,356	(1,658,633)	670,723	$—

(h)	Represents the current yield as of report date.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of January 31, 2013:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$195,850,674	—	$195,850,674
Short-Term Securities	$670,723	—	—	670,723
Total	$670,723	$195,850,674	—	$196,521,397
[1]	See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(54,971)	—	$(54,971)
TOB trust certificates	—	(14,366,757)	—	(14,366,757)
VMTP Shares	—	(59,100,000)	—	(59,100,000)
Total	—	$(73,521,728)	—	$(73,521,728)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 119.6%
Corporate — 15.2%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,000	$1,129,050
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	613,140
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a)(b)(c):
7.63%, 8/01/25	3,200	3,679,616
7.75%, 8/01/31	4,000	4,599,600
New York City Industrial Development Agency, Refunding RB, Senior TRIPS, Series A, AMT, 5.00%, 7/01/28	795	846,564
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,350	6,358,100
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,500	1,547,520
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	4,720	4,838,000
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	7,000	7,092,680
		30,704,270
County/City/Special District/School District — 27.1%
City of New York, New York, GO:
Series A-1, 4.75%, 8/15/25	750	862,582
Series A-1, 5.00%, 8/01/35	1,000	1,160,470
Series D, 5.38%, 6/01/32	25	25,093
Series G-1, 5.00%, 4/01/29	750	893,925
Sub-Series A-1, 4.00%, 10/01/34	350	375,522
Sub-Series G-1, 5.00%, 4/01/28	5,000	5,977,450
Sub-Series G-1, 6.25%, 12/15/31	500	617,920
Sub-Series I-1, 5.38%, 4/01/36	1,750	2,077,372
City of New York, New York, GO, Refunding, Series B, 3.00%, 8/01/31	600	593,268
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,485	5,825,618
5.75%, 2/15/47	200	238,662
(AGC), 5.00%, 2/15/47	1,000	1,064,440
(AGM), 5.00%, 2/15/47	1,000	1,064,440
(NPFGC), 4.50%, 2/15/47	1,970	2,041,846
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	902,072
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 7/01/31	1,900	2,211,467
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A, 4.79%, 3/01/45 (d)	1,500	329,010
CAB, Yankee Stadium Project, Series A (AGC), 4.64%, 3/01/42 (d)	1,960	515,833
Queens Baseball Stadium, PILOT (AGC), 6.38%, 1/01/39	150	176,073
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/36	3,000	3,023,190
Yankee Stadium, PILOT (NPFGC), 4.75%, 3/01/46	1,500	1,535,595
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	273,168
5.00%, 11/15/44	9,660	10,541,282
4.75%, 11/15/45	500	541,180
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	$860	$986,257
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,589,749
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,857,224
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,243,280
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	2,000	2,309,700
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,200	1,425,996
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	839,265
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	436,590
		54,555,539
Education — 25.6%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (b)(c):
7.00%, 5/01/25	910	136,445
7.00%, 5/01/35	590	88,465
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,190,222
City of Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	3,240	3,592,480
Dutchess County Industrial Development Agency New York, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	7,180,530
Madison County Industrial Development Agency New York, RB:
Colgate University Project, Series B, 5.00%, 7/01/13 (e)	2,000	2,040,040
Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	287,350
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,277,679
New York City Trust for Cultural Resources, RB, Juilliard School, 5.00%, 1/01/39	750	870,862
New York City Trust for Cultural Resources, Refunding RB:
Carnegie Hall, 4.75%, 12/01/39	2,000	2,181,140
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,164,600
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	179,785
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	900,795
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	249,722
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,208,260
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,933,128
New York University, Series A (AMBAC), 5.00%, 7/01/37	1,000	1,106,760
New York University, Series B, 5.00%, 7/01/37	1,250	1,447,062
Rochester Institute of Technology, Series A, 6.00%, 7/01/18 (e)	1,000	1,262,080
Teachers College, 5.00%, 7/01/42	500	564,420
University of Rochester, Series A, 0.00%, 7/01/39 (f)	650	686,523
University of Rochester, Series A, 5.13%, 7/01/39	850	967,351
University of Rochester, Series B, 5.00%, 7/01/39	500	543,275

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	39

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	$475	$546,231
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,158,000
Culinary Institute of America, 5.00%, 7/01/42	300	323,583
Fordham University, 4.00%, 7/01/30	555	589,909
New York University, Series A, 5.00%, 7/01/37	1,790	2,072,193
Rochester Institute Technology, 4.00%, 7/01/33	1,070	1,147,200
Rochester Institute Technology, 5.00%, 7/01/42	1,790	2,051,698
Rockefeller University, Series B, 4.00%, 7/01/38	1,835	1,945,834
Saint John’s University, Series A, 5.00%, 7/01/27	220	261,017
Skidmore College, Series A, 5.00%, 7/01/27	190	221,610
Skidmore College, Series A, 5.00%, 7/01/28	75	86,990
Skidmore College, Series A, 5.25%, 7/01/29	85	99,682
Teachers College, 5.50%, 3/01/39	450	507,587
Third Generation Resolution, State University Educational Facilities, Series A, 5.00%, 5/15/29	2,000	2,384,680
Orange County Funding Corp., Refunding RB, Mount State Mary College, Series A:
5.00%, 7/01/37	360	403,607
5.00%, 7/01/42	220	244,966
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	275	316,014
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,030,430
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	818,188
Westchester County Industrial Development Agency New York, RB, Windward School Civic Facility (Radian), 5.25%, 10/01/31	2,500	2,502,575
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	708,481
		51,479,449
Health — 16.2%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/40	300	350,790
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	500,010
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,213,527
Nassau County Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project:
4.25%, 7/01/42	350	353,238
5.00%, 7/01/42	2,750	2,952,757
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	824,872
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	230,242
New York University Hospital Center, Series A, 6.00%, 7/01/40	500	589,235
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	580,700
North Shore-Long Island Jewish Health System, 5.50%, 5/01/13 (e)	2,000	2,026,520
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,775	2,028,275
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	750	797,138
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,100	1,169,135
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	$320	$362,227
Nysarc Inc., Series A, 6.00%, 7/01/32	500	589,505
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	316,016
Miriam Osborn Memorial Home Association, 5.00%, 7/01/42	115	122,251
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,564,496
New York University Hospital Center, Series A, 5.00%, 7/01/36	3,390	3,599,163
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	1,750	1,969,975
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,100	1,252,251
Onondaga Civic Development Corp., RB, Saint Joseph’s Hospital Health Center Project:
4.50%, 7/01/32	3,225	3,179,689
5.00%, 7/01/42	540	554,261
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	1,204,763
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Series A, Remarketing, 5.00%, 11/01/30	2,500	2,772,450
Series B, 6.00%, 11/01/30	500	596,905
Westchester County IDA New York, RB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	1,000,900
		32,701,291
Housing — 1.9%
New York Mortgage Agency, Refunding RB, Homeowner Mortgage, Series 97, AMT, 5.50%, 4/01/31	1,120	1,121,400
New York State HFA, RB, M/F Housing, Series A, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,553,145
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	1,000	1,086,180
		3,760,725
State — 7.0%
New York City Transitional Finance Authority, BARB:
Series S-1, 4.00%, 7/15/42	2,225	2,322,989
Series S-2 (NPFGC), 4.25%, 1/15/34	1,700	1,767,728
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	727,872
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	2,000	2,137,060
New York State Dormitory Authority, Refunding RB:
General Purpose Bonds, Series A, 5.00%, 12/15/26	2,000	2,460,540
General Purpose, Series D, 5.00%, 2/15/34	500	585,995
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 4/01/32	3,500	4,124,785
		14,126,969
Tobacco — 1.1%
Rensselaer Tobacco Asset Securitization Corp., RB, Series A, 5.75%, 6/01/43	2,500	2,243,650
Transportation — 19.2%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	1,000	1,272,460
Series D, 5.25%, 11/15/41	1,750	2,004,100
Series H, 4.00%, 11/15/34	2,000	2,088,940
Series H, 5.00%, 11/15/42	1,750	1,979,845

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	$2,530	$2,956,356
(AGM), 4.00%, 11/15/30	3,000	3,260,700
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.00%, 12/15/41	5,675	6,420,922
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/27 (g)	2,000	2,369,280
New York State Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/37	920	1,043,740
4.13%, 1/01/42	1,075	1,121,031
5.00%, 1/01/42	280	315,350
Port Authority of New York & New Jersey, RB:
Consolidated, 124th Series, AMT, AMT, 5.00%, 8/01/36	2,000	2,006,820
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,188,780
Special Project, JFK International Air Terminal, Series 6 AMT (NPFGC), 6.25%, 12/01/13	1,000	1,019,430
Special Project, JFK International Air Terminal, Series 6 AMT (NPFGC), 5.75%, 12/01/22	7,000	7,002,590
Port Authority of New York & New Jersey, Refunding RB, One Hundred Seventy-Seven, AMT, 4.00%, 1/15/43 (g)	1,000	1,007,350
Triborough Bridge & Tunnel Authority, Refunding RB:
Series A, 5.00%, 11/15/30	250	297,630
Series A, 3.13%, 11/15/32	750	739,072
Series A, 3.70%, 11/15/32 (d)	845	409,293
Series B, 5.00%, 11/15/31	190	227,183
		38,730,872
Utilities — 6.3%
Long Island Power Authority, RB:
Series A (AGM), 5.00%, 5/01/36	500	564,395
Series C (CIFG), 5.25%, 9/01/29	2,000	2,454,540
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	4,000	4,763,680
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	750	835,890
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Series BB, 5.00%, 6/15/31	1,000	1,164,850
Series EE, 4.00%, 6/15/45	2,310	2,407,159
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	350	412,247
		12,602,761
Total Municipal Bonds in New York		240,905,526

Puerto Rico — 6.5%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,684,175
State — 3.3%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D, 5.25%, 7/01/36	1,600	1,599,984
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.62%, 8/01/32 (d)	1,685	571,771
First Sub-Series A, 5.75%, 8/01/37	2,000	2,161,760
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	1,051,800
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC) (d):
5.60%, 8/01/41	$3,500	$725,620
5.60%, 8/01/43	2,500	464,100
		6,575,035
Transportation — 1.1%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	2,000	2,252,560
Utilities — 0.8%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 7/01/38	1,100	1,138,929
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/29	500	517,270
		1,656,199
Total Municipal Bonds in Puerto Rico		13,167,969
Total Municipal Bonds — 126.1%		254,073,495

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
New York — 33.3%
County/City/Special District/School District — 6.9%
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D1, 5.00%, 11/01/38	825	953,180
New York Liberty Development Corp., RB, Class 1, 7 World Trade Center Project, Class 1, 4.00%, 9/15/35	4,260	4,424,990
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44	5,020	5,629,629
7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,981,272
		13,989,071
Education — 0.5%
New York State Dormitory Authority, Refunding LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	900	1,037,907
Housing — 7.3%
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	14,680	14,697,322
State — 0.4%
New York City Transitional Finance Authority, BARB, Series S-3, 5.25%, 1/15/39	660	740,655
Transportation — 6.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,250	1,491,507
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,495	7,472,656
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 3/15/31	1,180	1,400,459
Port Authority of New York & New Jersey, RB, Consolidated 169th Series, AMT, 5.00%, 10/15/26	1,500	1,750,800
		12,115,422
Utilities — 12.2%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,430,771
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series BB, 5.00%, 6/15/44	3,511	3,981,277
Second General Resolution, Series HH, 5.00%, 6/15/32	5,310	6,197,885

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	41

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB (concluded):
Series A, 4.75%, 6/15/30	$4,000	$4,477,840
Series D, 5.00%, 6/15/39	5,000	5,411,000
Series FF-2, 5.50%, 6/15/40	810	955,835
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,996	2,070,585
		24,525,193
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		67,105,570

Puerto Rico — 3.5%
State — 3.5%
Puerto Rico Sales Tax Financing Corp., Refunding RB:
5.00%, 8/01/40	5,000	5,349,850
Series C, 5.25%, 8/01/40	1,520	1,653,517
Total Municipal Bonds Transferred to Tender Option Bond Trusts in Puerto Rico		7,003,367
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.8%		74,108,937
Total Long-Term Investments (Cost — $306,785,752) — 162.9%		328,182,432
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (i)(j)	3,477,638	$3,477,638
Total Short-Term Securities (Cost — $3,477,638) — 1.7%		3,477,638
Total Investments (Cost—$310,263,390) — 164.6%		331,660,070
Other Assets Less Liabilities — 0.4%		871,668
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.1)%		(36,566,487)
VMTP Shares, at Redemption Value — (46.9)%		(94,500,000)
Net Assets Applicable to Common Shares — 100.0%		$201,465,251

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(c)	Non-income producing security.
(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Pershing LLC	$2,369,280	$(1,320)
Wells Fargo & Co.	$1,007,350	$(9,060)

(h)
Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in issuers considered to be an affiliate of the Trust during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income
BIF New York Municipal Money Fund	344,945	3,132,693	3,477,638	$197

(j)	Represents the current yield as of report date.
•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(26)	30-Year US Treasury Note	Chicago Board of Trade	March 2013	$(3,730,188)	$(6,947)

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications or reporting ease.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$328,182,432	—	$328,182,432
Short-Term Securities	$3,477,638	—	—	3,477,638
Total	$3,477,638	$328,182,432	—	$331,660,070

[1] See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$(6,947)	—	—	$(6,947)
[2]	Derivative financial instruments are financial futures contracts which are valued at unrealized appreciation/depreciation on the instrument.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(87,898)	—	$(87,898)
TOB trust certificates	—	(36,551,462)	—	(36,551,462)
VMTP Shares	—	(94,500,000)	—	(94,500,000)
Total	—	$(131,139,360)	—	$(131,139,360)

There were no transfers between levels during the six months ended January 31, 2013.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	43

Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Assets
Investments at value — unaffiliated[1]	$862,742,550	$114,782,073	$174,863,246	$2,793,501,295	$195,850,674	$328,182,432
Investments at value — affiliated[2]	2,217,891	57,308	975,638	81,831	670,723	3,477,638
Cash	—	103	—	—	—	—
Cash pledged as collateral for financial futures contracts	198,000	—	—	—	—	—
Interest receivable	12,173,349	1,226,064	2,076,647	18,719,250	1,954,082	3,438,182
Investments sold receivable	325,391	91,229	—	295,885	10,000	2,051,644
Deferred offering costs	164,984	—	172,808	876,403	101,641	120,162
Prepaid expenses	27,817	6,019	44,367	38,099	8,437	13,940
Total assets	877,849,982	116,162,796	178,132,706	2,813,512,763	198,595,557	337,283,998

Accrued Liabilities
Bank overdraft	159,332	—	—	—	54,971	87,898
Investments purchased payable	5,727,374	—	—	159,655,511	—	3,398,788
Income dividends payable — Common Shares	2,475,850	311,479	485,240	6,980,052	620,387	967,412
Investment advisory fees payable	427,290	54,873	90,394	790,191	99,715	169,412
Interest expense and fees payable	101,215	347	16,822	77,290	4,858	15,025
Officer’s and Trustees’ fees payable	62,543	8,339	16,797	10,958	19,901	29,826
Variation margin payable	14,063	—	—	—	—	6,947
Offering costs payable	—	—	—	879,350	—	—
Other accrued expenses payable	128,219	68,690	69,882	210,540	67,019	91,977
Total accrued liabilities	9,095,886	443,728	679,135	168,603,892	866,851	4,767,285

Other Liabilities
TOB trust certificates	169,154,073	360,000	35,195,790	462,594,948	14,366,757	36,551,462
RVMTP Shares, at liquidation value of $5,000,000 per share[3,4]	—	—	—	500,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	34,200,000	—	—	—
Total other liabilities	340,454,073	360,000	69,395,790	962,594,948	73,466,757	131,051,462
Total liabilities	349,549,959	803,728	70,074,925	1,131,198,840	74,333,608	135,818,747

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	—	26,100,469	—	—	—	—
Net Assets Applicable to Common Shareholders	$528,300,023	$89,258,599	$108,057,781	$1,682,313,923	$124,261,949	$201,465,251

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$447,138,515	$79,391,300	$95,095,860	$1,680,741,508	$108,731,878	$183,019,196
Undistributed (distributions in excess of) net investment income	6,424,775	4,782,147	639,689	(12,202,552)	1,800,990	2,732,168
Net realized gain (accumulated net realized loss)	(21,525,467)	(682,733)	(7,854,977)	53,187	(2,006,393)	(5,675,846)
Net unrealized appreciation/depreciation	96,262,200	5,767,885	20,177,209	13,721,780	15,735,474	21,389,733
Net Assets Applicable to Common Shareholders	$528,300,023	$89,258,599	$108,057,781	$1,682,313,923	$124,261,949	$201,465,251
Net asset value per Common Share	$16.58	$16.05	$16.12	$23.86	$16.24	$15.62

[1] Investments at cost — unaffiliated	$766,631,279	$109,014,188	$154,686,037	$2,779,779,515	$180,115,200	$306,785,752
[2] Investments at cost — affiliated	$2,217,891	$57,308	$975,638	$81,831	$670,723	$3,477,638
[3] Preferred Shares outstanding, par value $ 0.001 per share	1,713	1,044	342	100	591	945
[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
[5] Par value per share per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	31,864,226	5,562,128	6,704,527	70,505,571	7,649,650	12,898,822
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Operations

Six Months Ended January 31, 2013 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust[1] (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Investment Income
Interest	$18,609,258	$2,486,591	$3,832,737	$19,775,813	$4,456,051	$7,363,590
Income — affiliated	17	1,716	119	946	—	197
Total income	18,609,275	2,488,307	3,832,856	19,776,759	4,456,051	7,363,787

Expenses
Investment advisory	2,515,269	333,832	532,268	3,049,431	587,963	999,632
Professional	33,194	32,007	21,005	104,035	27,923	33,390
Accounting services	26,437	15,125	24,065	77,740	22,925	44,157
Liquidity fees	—	—	148,620	—	—	—
Transfer agent	24,036	14,342	12,583	42,229	13,611	17,149
Custodian	16,675	4,526	6,053	54,404	5,458	8,511
Officer and Trustees	28,265	4,253	6,603	47,006	6,812	11,059
Registration	5,464	4,646	4,631	9,238	4,718	4,662
Organization	—	—	—	33,000	—	—
Printing	4,000	1,903	5,133	15,340	2,160	2,000
Remarketing fees on Preferred Shares	—	25,937	17,480	—	—	—
Miscellaneous	22,741	10,837	26,825	34,814	33,611	26,241
Total expenses excluding interest expense and fees and amortization of offering costs	2,676,081	447,408	805,266	3,467,237	705,181	1,146,801
Interest expense, fees and amortization of offering costs[2]	1,617,198	1,127	189,280	595,495	407,769	707,726
Total expenses	4,293,279	448,535	994,546	4,062,732	1,112,950	1,854,527
Less fees waived by Manager	(40,099)	(778)	(479)	(3,627)	(1,705)	(3,133)
Total expenses after fees waived	4,253,180	447,757	994,067	4,059,105	1,111,245	1,851,394
Net investment income	14,356,095	2,040,550	2,838,789	15,717,654	3,344,806	5,512,393

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	2,047,368	107,643	1,628,102	53,187	457,334	1,055,796
Financial futures contracts	133,691	—	—	—	—	—
	2,181,059	107,643	1,628,102	53,187	457,334	1,055,796
Net change in unrealized appreciation/depreciation on:
Investments	6,443,585	(219,343)	(177,769)	13,721,780	505,464	354,828
Financial futures contracts	150,929	—	—	—	—	(6,947)
	6,594,514	(219,343)	(177,769)	13,721,780	505,464	347,881
Total realized and unrealized gain (loss)	8,775,573	(111,700)	1,450,333	13,774,967	962,798	1,403,677

Dividends to AMPS Shareholders From
Net investment income	—	(52,732)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$23,131,668	$1,876,118	$4,289,122	$29,492,621	$4,307,604	$6,916,070
[1]	For the period August 30, 2012 (commencement of operations) to January 31, 2013.
[2]	Related to TOBs, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	45

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$14,356,095	$30,391,363	$2,040,550	$4,751,324
Net realized gain	2,181,059	6,685,430	107,643	15,599
Net change in unrealized appreciation/depreciation	6,594,514	70,149,440	(219,343)	5,366,658
Dividends to AMPS Shareholders from net investment income	—	(264,801)	(52,732)	(103,786)
Net increase in net assets applicable to Common Shareholders resulting from operations	23,131,668	106,961,432	1,876,118	10,029,795

Dividends to Common Shareholders From

Net investment income	(14,849,294)	(29,300,306)[1]	(1,868,875)	(3,889,885)[1]

Capital Share Transactions
Reinvestment of common dividends	439,979	171,858	—	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	8,722,353	77,832,984	7,243	6,139,910
Beginning of period	519,577,670	441,744,686	89,251,356	83,111,446
End of period	$528,300,023	$519,577,670	$89,258,599	$89,251,356
Undistributed net investment income	$6,424,775	$6,917,974	$4,782,147	$4,663,204
[1]	Dividends are determined in accordance with federal income tax regulations.
	BlackRock Municipal Income Investment Trust (BBF)		BlackRock Municipal Target Term Trust (BTT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Period August 30, 2012[1] to January 31, 2013 (Unaudited)
Operations
Net investment income	$2,838,789	$5,791,300	$15,717,654
Net realized gain	1,628,102	1,359,326	53,187
Net change in unrealized appreciation/depreciation	(177,769)	15,725,171	13,721,780
Dividends to AMPS Shareholders from net investment income	—	(17,731)	—
Net increase in net assets applicable to Common Shareholders resulting from operations	4,289,122	22,858,066	29,492,621

Dividends to Common Shareholders From
Net investment income	(2,910,952)	(6,018,632)[2]	(27,920,206)

Capital Share Transactions
Net proceeds from the issuance of shares	—	—	1,477,804,008
Net proceeds from the underwriter’s over allotment option excercised	—	—	202,937,500
Reinvestment of common dividends	52,510	62,151	—
Net increase in net assets derived from capital share transactions	52,510	62,151	1,680,741,508

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,430,680	16,901,585	1,682,313,923
Beginning of period	106,627,101	89,725,516	—
End of period	$108,057,781	$106,627,101	$1,682,313,923
Undistributed (distributions in excess of) net investment income	$639,689	$711,852	$(12,202,552)
[1]	Commencement of operations.
[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Statements of Changes in Net Assets
	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$3,344,806	$7,279,409	$5,512,393	$11,927,277
Net realized gain (loss)	457,334	(396,512)	1,055,796	(156,391)
Net change in unrealized appreciation/depreciation	505,464	16,446,899	347,881	22,413,217
Dividends to AMPS Shareholders from net investment income	—	(90,161)	—	(143,845)
Net increase in net assets applicable to Common Shareholders resulting from operations	4,307,604	23,239,635	6,916,070	34,040,258

Dividends to Common Shareholders From
Net investment income	(3,720,168)	(7,272,642)[1]	(5,800,679)	(12,727,781)[1]

Capital Share Transactions
Reinvestment of common dividends	177,930	303,612	329,838	714,632

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	765,366	16,270,605	1,445,229	22,027,109
Beginning of period	123,496,583	107,225,978	200,020,022	177,992,913
End of period	$124,261,949	$123,496,583	$201,465,251	$200,020,022
Undistributed net investment income	$1,800,990	$2,176,352	$2,732,168	$3,020,454
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	47

Statements of Cash Flows

Six Months Ended January 31, 2013 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlacRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$23,131,668	$4,289,122	$29,492,621	$4,307,604	$6,916,070
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:	—	—	—	—	—
Increase in interest receivable	(173,243)	(55,325)	(18,719,250)	(69,804)	(12,191)
Increase in prepaid expenses	(10,606)	(38,487)	(38,099)	(1,810)	(2,898)
Decrease in cash pledged as collateral for financial futures contracts	(198,000)	—	—	—	—
Increase in investment advisory fees payable	17,775	3,028	790,191	2,946	4,142
Increase (decrease) in interest expense and fees payable	(427)	745	77,290	289	1,697
Increase (decrease) in other accrued expenses payable	(27,555)	(51,233)	210,540	7,552	11,127
Increase in variation margin payable	14,063	—	—	—	6,947
Increase in offering costs payable	—	—	879,350	—	—
Increase (decrease) in Officer’s and Trustees’ fees payable	(1,367)	1,413	10,958	837	1,364
Net realized and unrealized gain on investments	(8,490,953)	(1,450,333)	(13,774,967)	(962,798)	(1,410,624)
Amortization of premium and accretion of discount on investments	1,075,124	264,141	1,630,231	69,472	229,715
Amortization of deferred offering costs	36,238	11,029	2,947	23,042	27,184
Proceeds from sales of long-term investments	74,217,653	22,376,454	1,212,585	7,451,195	41,159,277
Purchases of long-term investments	(87,998,398)	(25,444,279)	(2,506,696,562)	(12,733,958)	(42,996,038)
Net proceeds from sales (purchases) of short-term securities	5,735,387	656,131	(116,461,831)	1,658,632	(2,162,693)
Cash provided by (used for) operating activities	7,327,359	562,406	(2,621,383,996)	(246,801)	1,773,079

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of common shares	—	—	1,680,608,500	—	—
Cash receipts from issuance of VMTP Shares	—	—	—	—	—
Cash receipts from issuance of RVMTP Shares	—	—	500,000,000	—	—
Cash receipts from TOB trust certificates	6,920,563	1,974,984	462,595,000	3,733,211	4,059,884
Cash payments for TOB trust certificates	—	—	—	—	(355,000)
Cash dividends paid to Common Shareholders	(14,407,254)	(2,858,205)	(20,940,154)	(3,541,381)	(5,565,861)
Cash payments for offering costs	—	—	(879,350)	—	—
Increase in bank overdraft	159,332	—	—	54,971	87,898
Cash provided by (used for) financing activities	(7,327,359)	(883,221)	2,621,383,996	246,801	(1,773,079)

Cash
Net change in cash	—	(320,815)	—	—	—
Cash at beginning of period	—	320,815	—	—	—
Cash at end of period	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$1,579,397	$177,506	$515,258	$407,480	$697,270

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$439,979	$52,510	—	$177,930	$329,838

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Six Months Ended January 31, 2013 (Unaudited)					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

		Year Ended July 31,
		2012	2011	2010	2009
Per Share Operating Performance

Net asset value, beginning of period	$16.32	$13.88	$14.28	$12.71	$13.98	$14.97	$15.74
Net investment income	0.45 [1]	0.95 [1]	0.98 [1]	1.00 [1]	1.03 [1]	0.82 [1]	1.08
Net realized and unrealized gain (loss)	0.28	2.42	(0.45)	1.50	(1.35)	(0.90)	(0.64)
Dividends to AMPS Shareholders from net investment income	—	(0.01)	(0.02)	(0.02)	(0.12)	(0.22)	(0.30)
Net increase (decrease) from investment operations	0.73	3.36	0.51	2.48	(0.44)	(0.30)	0.14
Dividends to Common Shareholders from net investment income	(0.47)	(0.92)[2]	(0.91)[2]	(0.91)[2]	(0.83)[2]	(0.69)[2]	(0.91)[2]
Net asset value, end of period	$16.58	$16.32	$13.88	$14.28	$12.71	$13.98	$14.97
Market price, end of period	$16.98	$16.64	$13.16	$14.21	$12.40	$13.99	$15.82

Total Investment Return Applicable to Common Shareholders[3]

Based on net asset value	4.49%[4]	24.98%	4.05%	20.15%	(2.36)%	(2.09)%[4]	0.77%
Based on market price	4.95%[4]	34.40%	(0.86)%	22.55%	(4.81)%	(7.29)%[4]	(2.09)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.62%[5]	1.49%[6]	1.46%[6]	1.36%[6]	1.54%[6]	1.25%[5,6]	1.21%[6]
Total expenses after fees waived and paid indirectly	1.61%[5]	1.46%[6]	1.39%[6]	1.27%[6]	1.35%[6]	0.98%[5,6]	0.91%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[7]	1.00%[5]	1.07%[6,8]	1.12%[6]	1.04%[6]	1.08%[6]	0.91%[5,6]	0.91%[6]
Net investment income	5.42%[5]	6.28%[6]	7.19%[6]	6.94%[6]	8.27%[6]	7.39%[5,6]	7.09%[6]
Dividends to AMPS Shareholders	—	0.05%	0.15%	0.15%	1.00%	1.95%[5]	1.98%
Net investment income to Common Shareholders	5.42%[5]	6.23%	7.04%	6.79%	7.27%	5.44%[5]	5.11%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$528,266	$519,578	$441,745	$454,299	$192,551	$211,671	$225,939
AMPS Shares outstanding at $25,000 liquidation preference, end of period (000)	—	—	$171,325	$171,325	$71,000	$100,900	$131,950
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300	$171,300	—	—	—	—	—
Portfolio turnover	8%	30%	36%	47%	58%	26%	26%
Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—	—	$89,460	$91,293	$92,801	$77,457	$67,816
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$408,406	$403,314	—	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Do not reflect the effect of dividends to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	49

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Six Months Ended January 31, 2013 (Unaudited)					Period January 1, 2008 to July 31, 2008	Year Ended December 31, 2007

		Year Ended July 31,
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$16.05	$14.94	$14.91	$13.35	$14.16	$14.72	$15.16
Net investment income	0.37 [1]	0.85 [1]	0.92 [1]	0.95 [1]	0.96 [1]	0.58 [1]	0.99
Net realized and unrealized gain (loss)	(0.02)	0.98	(0.19)	1.31	(1.00)	(0.62)	(0.45)
Dividends to distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.03)	(0.03)	(0.15)	(0.16)	(0.31)
Net realized gain	—	—	—	—	—	—	(0.02)
Net increase (decrease) from investment operations	0.34	1.81	0.70	2.23	(0.19)	(0.20)	0.21
Dividends and distributions to Common Shareholders from:
Net investment income	(0.34)	(0.70)[2]	(0.67)[2]	(0.67)[2]	(0.62)[2]	(0.36)[2]	(0.61)[2]
Net realized gain	—	—	—	—	—	—	(0.04)[2]
Total dividends and distributions to Common Shareholders	(0.34)	(0.70)	(0.67)	(0.67)	(0.62)	(0.36)	(0.65)
Net asset value, end of period	$16.05	$16.05	$14.94	$14.91	$13.35	$14.16	$14.72
Market price, end of period	$15.57	$15.60	$13.91	$14.30	$12.31	$12.50	$12.93

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	2.13%[4]	12.44%	5.07%	17.35%	(0.48)%	(1.12)%[4]	1.86%
Based on market price	1.93%[4]	17.38%	2.00%	22.05%	3.95%	(0.63)%[4]	(2.06)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.99%[6]	1.06%	1.13%	1.14%	1.29%	1.22%[6]	1.16%
Total expenses after fees waived and paid indirectly[5]	0.99%[6]	1.06%	1.13%	1.13%	1.26%	1.22%[6]	1.16%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	0.99%[6,8]	1.06%[8]	1.09%	1.09%	1.13%	1.17%[6]	1.16%
Net investment income[5]	4.52%[6]	5.48%	6.29%	6.72%	7.39%	6.74%[6]	6.63%
Dividends to AMPS Shareholders	0.12%[6]	0.12%	0.19%	0.22%	1.13%	1.92%[6]	2.07%
Net investment income to Common Shareholders	4.40%[6]	5.36%	6.10%	6.50%	6.26%	4.82%[6]	4.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$89,244	$89,251	$83,111	$82,929	$74,256	$78,747	$81,896
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$26,100	$42,900	$42,900	$42,900	$42,900	$42,900	$48,900
Portfolio turnover	7%	32%	6%	6%	9%	6%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	$110,497	$77,011	$73,433	$73,329	$68,275	$70,900	$66,872
[1]	Based on average Common Shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to AMPS Shareholders.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[8]	For the six months ended January 31, 2013 and the year ended July 31, 2012, total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.93% and 0.97%, respectively.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Six Months Ended January 31, 2013 (Unaudited)					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

		Year Ended July 31,
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.91	$13.40	$13.91	$12.71	$14.08	$15.05	$15.68
Net investment income	0.42 [1]	0.86 [1]	0.97 [1]	0.92 [1]	1.01 [1]	0.80 [1]	1.07
Net realized and unrealized gain (loss)	0.22	2.55	(0.56)	1.20	(1.36)	(0.89)	(0.49)
Dividends to AMPS Shareholders from net investment income	—	(0.00)[3]	(0.02)	(0.02)	(0.14)	(0.22)	(0.31)
Net increase (decrease) from investment operations	0.64	3.41	0.39	2.10	(0.49)	(0.31)	0.27
Dividends to Common Shareholders from net investment income	(0.43)	(0.90)[2]	(0.90)[2]	(0.90)[2]	(0.88)[2]	(0.66)[2]	(0.90)[2]
Net asset value, end of period	$16.12	$15.91	$13.40	$13.91	$12.71	$14.08	$15.05
Market price, end of period	$16.27	$16.25	$12.74	$13.90	$12.49	$13.68	$15.10

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	4.07%[5]	26.21%	3.15%	17.04%	(2.57)%	(2.04)%[5]	1.78%
Based on market price	2.84%[5]	35.59%	(1.86)%	19.01%	(1.46)%	(5.14)%[5]	(1.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.83%[6]	1.99%[7]	1.60%[7]	1.46%[7]	1.47%[7]	1.31%[6,7]	1.28%[7]
Total expenses after fees waived and paid indirectly	1.83%[6]	1.99%[7]	1.60%[7]	1.37%[7]	1.27%[7]	1.06%[6,7]	0.96%[7]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.48%[6,9]	1.61%[7,9]	1.33%[7]	1.17%[7]	1.16%[7]	1.02%[6,7]	0.96%[7]
Net investment income	5.21%[6]	5.89%[7]	7.35%[7]	6.84%[7]	8.13%[7]	7.26%[6,7]	7.02%[7]
Dividends to AMPS Shareholders	—	0.02%	0.14%	0.16%	1.11%	1.96%[6]	2.04%
Net investment income to Common Shareholders	5.21%[6]	5.87%	7.21%	6.68%	7.02%	5.30%[6]	4.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$108,058	$106,627	$89,726	$93,073	$85,050	$94,176	$100,564
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$34,250	$34,250	$34,250	$49,550	$57,550
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$34,200	$34,200	—	—	—	—	—
Portfolio turnover	12%	39%	24%	46%	66%	13%	25%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$90,493	$92,938	$87,082	$72,521	$68,688
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$415,958	$411,775	—	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Amount is less than $(0.01) per share.
[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Do not reflect the effect of dividends to AMPS Shareholders.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[9]	For the six months ended January 31, 2013 and the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	51

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

Period August 30, 2012[1] to January 31, 2013 (Unaudited)
Per Share Operating Performance

Net asset value, beginning of period	$23.88 [2]
Net investment income[3]	0.23
Net realized and unrealized gain	0.16
Net increase from investment operations	0.39
Dividends to Common Shareholders from net investment income[4]	(0.40)
Capital charges with respect to the issuance of shares	(0.01)
Net asset value, end of period	$23.86
Market price, end of period	$23.94

Total Investment Return Applicable to Common Shareholders[5]
Based on net asset value[6]	1.54%
Based on market price[6]	(2.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[7]	0.58%
Total expenses after fees waived and paid indirectly[7]	0.58%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7,8]	0.50%
Net investment income [7]	2.25%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,682,314
RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	500,000
Portfolio turnover[9]	0%
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$21,823,139
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
[3]	Based on average Common Shares outstanding.
[4]	A portion of the dividends from net investment income may be deemed a tax return of capital or net realized gain at fiscal year end.
[5]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs and/or RVMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and RVMTP Shares, respectively.
[9]	Amount rounds to less than 1%.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Six Months Ended January 31, 2013 (Unaudited)					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

		Year Ended July 31,
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$16.17	$14.07	$14.38	$12.78	$14.15	$15.49	$16.35
Net investment income	0.44 [1]	0.95 [1]	0.98 [1]	1.02 [1]	1.05 [1]	0.89 [1]	1.14
Net realized and unrealized gain (loss)	0.12	2.11	(0.32)	1.54	(1.38)	(1.24)	(0.74)
Dividends to AMPS Shareholders from net investment income	—	(0.01)	(0.03)	(0.03)	(0.11)	(0.24)	(0.30)
Net increase (decrease) from investment operations	0.56	3.05	0.63	2.53	(0.44)	(0.59)	0.10
Dividends to Common Shareholders from net investment income	(0.49)	(0.95)[2]	(0.94)[2]	(0.93)[2]	(0.93)[2]	(0.75)[2]	(0.96)[2]
Net asset value, end of period	$16.24	$16.17	$14.07	$14.38	$12.78	$14.15	$15.49
Market price, end of period	$17.90	$17.67	$14.10	$14.82	$14.00	$15.09	$16.90

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.37%[4]	22.25%	4.74%	20.22%	(2.62)%	(4.12)%[4]	0.17%
Based on market price	4.26%[4]	33.30%	1.85%	13.11%	0.04%	(6.28)%[4]	(2.89)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.77%[5]	1.47%[6]	1.25%[6]	1.23%[6]	1.38%[6]	1.28%[5,6]	1.24%[6]
Total expenses after fees waived and paid indirectly	1.77%[5]	1.46%[6]	1.24%[6]	1.13%[6]	1.17%[6]	1.03%[5,6]	0.93%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.12%[5]	1.18%[6,8]	1.22%[6]	1.12%[6]	1.14%[6]	1.02%[5,6]	0.93%[6]
Net investment income	5.33%[5]	6.28%[6]	7.09%[6]	7.42%[6]	8.49%[6]	7.92%[5,6]	7.18%[6]
Dividends to AMPS Shareholders	—	0.08%	0.21%	0.23%	1.22%	1.94%[5]	1.86%
Net investment income to Common Shareholders	5.33%[5]	6.20%	6.88%	7.19%	7.27%	5.98%[5]	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$124,262	$123,497	$107,226	$109,257	$96,696	$106,596	$116,152
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$59,100	$59,100	$59,100	$60,475	$63,800
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100	$59,100	—	—	—	—	—
Portfolio turnover	4%	20%	20%	11%	29%	12%	23%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$70,358	$71,218	$65,905	$69,083	$70,528
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$310,257	$308,962	—	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Do not reflect the effect of dividends to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	53

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Six Months Ended January 31, 2013 (Unaudited)					Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

		Year Ended July 31,
		2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.53	$13.87	$14.27	$12.71	$13.88	$15.11	$15.88
Net investment income	0.43 [1]	0.93 [1]	1.01 [1]	1.04 [1]	1.06 [1]	0.86 [1]	1.11
Net realized and unrealized gain (loss)	0.11	1.73	(0.39)	1.54	(1.22)	(1.17)	(0.70)
Dividends to AMP Shareholders from net investment income	—	(0.01)	(0.03)	(0.03)	(0.10)	(0.21)	(0.28)
Net increase (decrease) from investment operations	0.54	2.65	0.59	2.55	(0.26)	(0.52)	0.13
Dividends to Common Shareholders from net investment income	(0.45)	(0.99)[2]	(0.99)[2]	(0.99)[2]	(0.91)[2]	(0.71)[2]	(0.90)[2]
Net asset value, end of period	$15.62	$15.53	$13.87	$14.27	$12.71	$13.88	$15.11
Market price, end of period	$16.82	$16.73	$14.20	$15.11	$13.95	$15.26	$15.55

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.48%[4]	19.62%	4.39%	20.35%	(1.28)%	(3.71)%[4]	0.64%
Based on market price	3.43%[4]	25.87%	0.94%	16.11%	(1.44)%	2.87%[4]	(5.20)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.83%[5]	1.49%[6]	1.27%[6]	1.25%[6]	1.43%[6]	1.25%[5,6]	1.22%[6]
Total expenses after fees waived and paid indirectly	1.82%[5]	1.49%[6]	1.27%[6]	1.16%[6]	1.25%[6]	1.00%[5,6]	0.92%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.13%[5]	1.18%[6,8]	1.22%[6]	1.11%[6]	1.13%[6]	0.97%[5,6]	0.92%[6]
Net investment income	5.43%[5]	6.34%[6]	7.35%[6]	7.50%[6]	8.67%[6]	7.79%[5,6]	7.23%[6]
Dividends to Preferred Shareholders	—	0.08%	0.20%	0.22%	1.17%	1.91%[5]	1.84%
Net investment income to Common Shareholders	5.43%[5]	6.26%	7.15%	7.28%	7.50%	5.88%[5]	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$201,465	$200,020	$177,993	$182,372	$161,727	$175,927	$190,962
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$94,500	$94,500	$94,500	$95,850	$109,750
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500	$94,500	—	—	—	—	—
Portfolio turnover	13%	24%	17%	16%	18%	5%	23%
Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—	—	$72,089	$73,248	$67,787	$70,892	$68,509
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$313,191	$311,661	—	—	—	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Do not reflect the effect of dividends to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.13%.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”), BlackRock Municipal Target Term Trust (“BTT”) (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the 1940 Act as non-diversified, closed-end management investment companies. Prior to commencement of operations on August 30, 2012, BTT had no operations other than those relating to organizational matters and the sale of 5,571 Common Shares on August 16, 2011 to BlackRock Holdco 2, Inc., an affiliate of BTT, for $133,008. Investment operations for BTT commenced on August 30, 2012. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine, and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of the Trusts. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or, in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security,

SEMI-ANNUAL REPORT	JANUARY 31, 2013	55

Notes to Financial Statements (continued)

including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended January 31, 2013, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBS	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$368,425,314	$169,154,073	0.09% – 0.19%
BFO	$570,920	$360,000	0.16%
BBF	$69,728,358	$35,195,790	0.09% – 0.35%
BTT	$655,261,809	$462,594,948	0.10% – 0.17%
BNJ	$27,484,189	$14,366,757	0.10% – 0.35%
BNY	$74,108,937	$36,551,462	0.09% – 0.17%

For the six months ended January 31, 2013, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$163,700,371	0.71%
BFO	$380,924	0.59%
BBF	$33,785,678	0.75%
BTT	$120,414,480	0.93%
BNJ	$10,969,732	0.76%
BNY	$34,608,579	0.76%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’, except BTT, US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Trust’s, except BTT, state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	57

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as Interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
	BFZ
	Statements of Assets and Liabilites Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized appreciation[1]	$150,929
	Liability Derivatives
	BNY
	Statements of Assets and Liabilites Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(6,947)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
58	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)
The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2013
	Net Realized Loss From
	BFZ	BNY
Interest rate contracts:
Financial futures contracts	$133,691	—
Options[1]	—	$(65,302)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
	Net Change in Unrealized Appreciation/Depreciation on
	BFZ	BNY
Interest rate contracts:
Financial futures contracts	$ 150,629	$(6,947)

For the six months ended January 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	BNY
Financial futures contracts:
Average number of contracts sold	75	13
Average notional value of contracts sold	$9,846,094	$1,865,094
Options contracts:
Average number of contracts purchased	—	1	[2]
Average notional value of contracts purchased	—	$206,500	[2]
[2]	Actual contract amounts shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets except for BTT, which is based on average daily net assets, at the following annual rates:

BFZ	0.58%
BFO	0.50%
BBF	0.60%
BTT	0.40%
BNJ	0.60%
BNY	0.60%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fee on BFZ at an annual rate of 0.01% through December 31, 2012. For the six months ended January 31, 2013, the Manager waived $35,992, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2013, the amounts waived were as follows:

BFZ	$4,107
BFO	$778
BBF	$479
BTT	$3,627
BNJ	$1,705
BNY	$3,133

For BFZ, BFO, BBF, BNJ and BNY, the Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. For BTT the Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BFM and BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2013 were as follows:

	Purchases	Sales
BFZ	$80,037,548	$69,341,189
BFO	$8,564,823	$24,972,681
BBF	$21,704,055	$21,402,607
BTT	$2,666,352,073	$1,508,470
BNJ	$12,733,958	$7,451,195
BNY	$44,437,036	$43,210,853
SEMI-ANNUAL REPORT	JANUARY 31, 2013	59

Notes to Financial Statements (continued)

5. Income Tax Information:

As of July 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BNJ	BNY
2014	$1,681,553	—	—	—	—
2015	465,742	—	$385,737	$592,744	—
2016	186,028	—	866,417	15,502	$505,354
2017	3,782,470	$394,297	—	—	2,599,716
2018	12,894,572	62,100	6,858,066	1,390,524	1,480,575
2019	—	—	651,464	27,464	1,982,931
No expiration date[1]	3,514,455	—	—	229,851	406,587
Total	$22,524,820	$456,397	$8,761,684	$2,256,085	$6,975,163
[1]	Must be utilized prior to losses subject to expiration.

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY

Tax cost	$600,535,744	$108,697,228	$121,019,204	$2,317,184,567	$166,433,297	$273,410,477
Gross unrealized appreciation	$95,349,060	$6,986,168	$20,436,221	$28,243,150	$17,552,786	$23,285,865
Gross unrealized depreciation	(78,436)	(1,204,015)	(812,331)	(14,439,539)	(1,831,443)	(1,587,734)
Net unrealized appreciation	$95,270,624	$5,782,153	$19,623,890	$13,803,611	$15,721,343	$21,698,131

6. Concentration, Market and Credit Risk:

BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet it obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of January 31, 2013, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BFO, BBF and BNY invested a significant portion of their assets in securities in the County/City/Special District/School District sector. BNJ invested a significant portion of its assets in securities in the State and Transportation sectors. BTT invested a significant portion of its assets in securities in the County/City/Special District/School District and Transportation sectors. Changes in economic conditions affecting the County/City/Special District/School District, State, Utilities and Transportation sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

7. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. At January 31, 2013, Common Shares of BTT owned by affiliates of the Manager were 5,571 shares.

Upon commencement of operations, organization costs associated with the establishment of the BTT were expensed by BTT. Offering costs incurred in connection with BTT’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $2,612,000.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2013	Year Ended July 31, 2012
BFZ	26,524	10,886
BBF	3,273	4,149
BNJ	10,564	19,942
BNY	20,862	48,391

Shares issued and outstanding remained constant for BFO for the six months ended January 31, 2013 and for the year ended July 31, 2012. For BTT shares issued and outstanding for the period August 30, 2012 to January 31, 2013, increased by 62,000,000 from the initial public offering and 8,500,000 from the underwriters’ exercising the over-allotment option.

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instruments or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the six months ended January 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF has entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2 year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event the fee agreement is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on,

SEMI-ANNUAL REPORT	JANUARY 31, 2013	61

Notes to Financial Statements (continued)

among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of January 31, 2013, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-2, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the BBF’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.16% for the six months ended January 31, 2013.

VRDP Shares issued and outstanding for BBF remained constant for the six months ended January 31, 2013.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Funds”) have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the six months ended January 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	4/01/15
BNJ	3/22/12	591	$59,100,000	4/01/15
BNY	3/22/12	945	$94,500,000	4/01/15

The VMTP Funds are required to redeem their VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Trusts’ VMTP Shares will be extended or that the Trusts’ VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Funds are required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, the Trusts are required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Trusts’ VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed the review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2013, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates of the VMTP Shares for the six months ended January 31, 2013 were as follows:

Rate
BFZ	1.15%
BNJ	1.15%
BNY	1.15%
62	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (continued)

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding for BFZ, BNJ and BNY remained constant for the six months ended January 31, 2013.

RVMTP Shares

BTT has offered for issuance Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act. BTT has entered into an agreement with a qualified institutional buyer (the “Purchaser”) to sell up to $750,000,000 in Series W-7 RVMTP Shares to the Purchaser, and in connection with such agreement, BTT has sold $500,000,000 in RVMTP to the Purchaser as of January 31, 2013. As of January 31, 2013, the Purchaser was obligated to purchase an additional $250,000,000 in Series W-7 RVMTP Shares, upon request of BTT, subject to certain conditions being satisfied. The Purchaser’s obligation to purchase the additional $250,000,000 in Series W-7 RVMTP Shares expires on March 31, 2013.

The RVMTP Shares outstanding as of January 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/30
	1/30/2013	50	$250,000,000	12/31/30

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP Shares governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%. In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately 6 months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within 1 year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

There were no RVMTP Shares that were tendered for remarketing during the period ended January 31, 2013.

The average annualized dividend rate for the BTT’s RVMTP Shares for the period ended January 31, 2013 was 0.74%.

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be

SEMI-ANNUAL REPORT	JANUARY 31, 2013	63

Notes to Financial Statements (continued)

amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BFO, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BFO, as set forth in BFO’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BFO may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by BFO and seller. BFO also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BFO intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The BFO had the following series of AMPS outstanding, effective yields and reset frequency as of January 31, 2013:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days
BFO	F-7	1,044	0.16%	7

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BFO is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7 Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the AMPS for BFO for the six months ended January 31, 2013 were as follows:

	Series	Low	High	Average
BFO	F-7	0.14%	0.32%	0.24%

Since February 13, 2008, the AMPS of BFO failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.14% to 0.32% for the six months ended January 31, 2013. A failed auction is not an event of default for BFO but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of BFO’s AMPS than buyers. A successful auction for BFO’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BFO pays commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

AMPS issued and outstanding for BFO remained constant for the year ended July 31, 2012.

During the six months ended January 31, 2013, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	1/22/13	132	$3,300,000
	F-7	1/28/13	540	$13,500,000

During the year ended July 31, 2012, certain Trusts announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFZ	T-7	4/18/12	2,351	$58,775,000
	R-7	4/13/12	2,351	$58,775,000
	F-7	4/16/12	2,151	$58,775,000
BBF	T-7	10/12/11	1,370	$34,250,000
BNJ	R-7	4/13/12	2,364	$59,100,000
BNY	W-7	4/12/12	1,890	$47,250,000
	F-7	4/16/12	1,890	$47,250,000

BBF financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares of $34,200,000.

BFZ, BNJ and BNY financed the AMPS redemptions with proceeds received from the issuance of VMTP Shares as follows:

BFZ	$171,300,000
BNJ	$59,100,000
BNY	$94,500,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 20, 2013, BTT issued the final 50 Series W-7 RVMTP Shares with a $5,000,000 liquidation value per share, aggregate liquidation value of $250,000,000 and a maturity date of December 31, 2030, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Notes to Financial Statements (concluded)

Each Trust paid a net investment income dividend on March 1, 2013 to Common Shareholders of record on February 15, 2013:

Common Dividend Per Share
BFZ	$0.077700
BFO	$0.056000
BBF	$0.072375
BTT	$0.099000
BNJ	$0.081100
BNY	$0.075000

The dividends declared on Preferred Shares for the period February 1, 2013, to February 28, 2013 were as follows:

	Series	Dividends Declared
BFZ VMTP Shares	W-7	$144,924
BFO AMPS	F-7	$3,268
BBF VRDP Shares	W-7	$5,322
BNJ VMTP Shares	W-7	$50,000
BNY VMTP Shares	W-7	$79,950

Additionally, the Trusts declared a net investment income dividend on March 1, 2013 payable to Common Shareholders of record on March 15, 2013:

Common Dividend Per Share
BFZ	$0.077700
BFO	$0.056000
BBF	$0.072375
BTT	$0.099000
BNJ	$0.075100
BNY	$0.069000
SEMI-ANNUAL REPORT	JANUARY 31, 2013	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Target Term Trust (the “Trust”) met on July 11, 2012 and July 27, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

At the time the Board considered the Agreements on July 11, 2012, the Board consisted of three individuals, two of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). At the time the Board considered the Agreements on July 27, 2012, the Board consisted of eleven individuals, six of whom were Independent Board Members, and an additional three of whom would be Independent Board Members after the completion of the Trust’s initial public offering. The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee, each of which is currently chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Trust by BlackRock, BlackRock’s personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the July 11, 2012 and July 27, 2012 meetings, the Board received materials specifically relating to the Agreements. The materials provided in connection with the July 11, 2012 meeting, and referred to in connection with the July 27, 2012 meeting, included information regarding (i) the investment objectives and policies of the Trust; (ii) the team of investment advisory personnel assigned to the Trust; (iii) the Trust’s management fee and estimated total operating expenses as compared with a peer group of funds as determined by Lipper, Inc. (“Lipper”); and (iv) certain anticipated direct and indirect “fallout” benefits to BlackRock from its relationship with the Trust. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds, BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of BlackRock and BlackRock’s parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

At in person meetings held on July 11, 2012 and July 27, 2012, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and unanimously approved the Advisory Agreement between the Manager and the Trust, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust. In approving the Agreements, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Trust; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock to the Trust. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Trust. BlackRock and its affiliates will provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates will provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board Members, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the July 11, 2012 or July 27, 2012 meetings.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Trust’s total expenses to those of other comparable funds. The funds within the peer group were selected by Lipper, which is not affiliated with BlackRock.

The Board, including the Independent Board Members, reviewed six sub-categories of fees and expenses for the Trust compared with the other funds in its Lipper peer group: (i) contractual management fees; (ii) total expenses, including investment-related expenses and taxes; (iii) total expenses, excluding investment-related expenses and taxes; (iv) management fees (common and leveraged); (v) management fees (common) and (vi) non-management expenses.

The Board noted that, relative to the other funds in its Lipper peer group, the Trust was in the first quartile and below the median in each of the sub-categories, with the exception of total expenses including investment-related expenses and taxes, where the Trust was above the median by approximate 0.17%, and non-management expenses, where the Trust was equal to the median. The Board recognized that the Trust’s relatively less favorable comparison in the total expenses including investment-related expenses and taxes sub-category was largely due to distortions in the amount of investment-related expenses caused by the differences in the level and type of leverage utilized by the funds in the Trust’s Lipper peer group, as opposed to that proposed for the Trust. The Board noted that the Trust assumed a 40% of managed assets leverage level and intended at the time to utilize only tender option bond trusts (“TOBs”) for leverage; whereas other funds in the Trust’s Lipper peer group had a median leverage level of 35% of managed assets and generally utilized auction market preferred shares (“AMPS”) and/or TOBs for leverage. The Board recognized that accounting rules required the Trust and Lipper to reflect the interest expense paid through a TOB trust as an expense of the Trust for purposes of this analysis and the Trust’s financial statements, but did not require funds using a comparable amount of AMPS leverage to do the same for preferred stock dividends.

The Board noted that the Trust ranks in the first quartile (and second lowest) once investment-related expenses and taxes are removed from the analysis, and that the Trust’s contractual management fee was the second lowest in its Lipper peer group and that it was the same as or lower that of other target term trusts the Manager has sponsored in the past.

The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

As the Trust had not yet commenced operations, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Trust. BlackRock, however, noted that it will provide the Board with such information at future meetings.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock funds may invest in affiliated exchange-traded funds without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Trust were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Trust. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board, including the Independent Board Members, did not identify any single factor or group of factors as all-important or controlling, but considered all factors collectively in light of all the Trust’s surrounding circumstances, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

68	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board,
      Chairperson of the Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit
      Committee
Frank J. Fabozzi, Trustee and Member of the Audit
      Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money
     Laundering Officer
Janey Ahn, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.1
New York, NY 10055

BlackRock Investment Management, LLC2
Princeton, NJ 08540

Custodian
State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

AMPS Auction Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Tender and Paying Agent,
RVMTP Tender and Paying Agent and
VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider
Barclays Bank PLC
New York, NY 10019

VRDP Remarketing Agent
Barclays Capital, Inc.
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Trusts except BTT.
[2]	For BTT.

SEMI-ANNUAL REPORT	JANUARY 31, 2013	69

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of a Trust.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

70	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a shareholder derivative complaint was filed on July 27, 2010 in the Supreme Court of the State of New York, New York County with respect to BFZ and BNJ, which had previously received a demand letter from a law firm on behalf of each trust’s common shareholders. The complaint was filed against the Manager, BlackRock, BFZ, BNJ and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred shares, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleged, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of BFZ and BNJ (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. On April 16, 2012, the plaintiffs amended their complaint and filed a consolidated shareholder derivative complaint which contains similar substantive allegations to the original complaint but which does not include BNJ as a nominal defendant. Thus, BNJ is no longer a nominal defendant in the derivative complaint. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin BFZ from future redemptions of AMPS at their liquidation preference. On July 20, 2012, the BlackRock Parties filed a motion to dismiss the Complaint (the “Dismissal Motion”). Plaintiffs, on September 14, 2012, moved to hold the defendant’s motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Trustees, including depositions of its members and documents upon which they relied. Argument on that motion occurred on March 14, 2013 and no decision has yet been rendered. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

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Additional Information (continued)

General Information (concluded)

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

72	SEMI-ANNUAL REPORT	JANUARY 31, 2013

Additional Information (continued)

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

January 31, 2013
	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BTT	$0.182450	—	$0.213553	$0.396000	46%	—	54%	100%
The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.
SEMI-ANNUAL REPORT	JANUARY 31, 2013	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	SEMI-ANNUAL REPORT	JANUARY 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK6-1/13-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New Jersey Municipal Income Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock New Jersey Municipal Income Trust

Date: April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock New Jersey Municipal Income Trust

Date: April 3, 2013

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock New Jersey Municipal Income Trust

Date: April 3, 2013

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